                                                                   Exhibit 10.12


                                BANNOCK CENTER
                            (938 BANNOCK BUILDING)

                                OFFICE BUILDING


                                     LEASE


                                   AGREEMENT


                                   between
                               938 Bannock, LLC




                                   Landlord


                                      and


                                 INFLOW, INC.

                                    Tenant

                                TABLE OF CONTENTS


ARTICLE 1. REFERENCE DATA

ARTICLE 2. LEASED PREMISES AND TERM
   Section 2.1. Leased Premises
   Section 2.2. Term
   Section 2.3. Completion of Leased Premises
   Section 2.4. Commencement and Expiration Date Agreement
   Section 2.5. Tenants Entry Upon Premises Before Commencement Date
   Section 2.6. Occupancy of Leased Premises
   Section 2.7. After Hours Access

ARTICLE 3. RENT AND SECURITY DEPOSIT
   Section 3.1. Fixed Rent and First Monthly Rent Payment
   Section 3.2. Additional Rent and Rent Defined
   Section 3.3. Past Due Rent and Additional Rent
   Section 3.4. Security Deposit

ARTICLE 4. TENANTS SHARE OF OPERATING COSTS
   Section 4.1. Definitions
   Section 4.2. Adjustment in Operating Costs
   Section 4.3. Tenant's Share of the Increase in the Operating Costs
   Section 4.4. Reduction in the Event of Casualty or Taking by Eminent Domain

ARTICLE 5. CONDUCT OF BUSINESS BY TENANT
   Section 5.1. Use of Leased Premises
   Section 5.2. Compliance with Laws and Requirements of Public Authorities
   Section 5.3. Rules and Regulations
   Section 5.4. Permitted Weight Loads
   Section 5.5. Signage

ARTICLE 6. COMMON AREA
   Section 6.1. Control of Common Area
   Section 6.2. Parking

ARTICLE 7. REPAIRS, ALTERATIONS AND MECHANICS' LIENS
   Section 7.1. Repairs
   Section 7.2. Alterations
   Section 7.3. Mechanics' Liens

ARTICLE 8. UTILITIES AND BUILDING SERVICES
   Section 8.1. Utilities and Services Provided
   Section 8.2. Interruption of Services
   Section 8.3. Energy Conservation and Security Policies

ARTICLE 9. TENANTS PROPERTY TAX AND OTHER TAXES

ARTICLE 10. INSURANCE AND INDEMNITY
   Section 10.1. Tenant's Insurance
   Section 10.2. Indemnity and Non-Liability
   Section 10.3. WaIver of Subrogation

ARTICLE 11. DAMAGE BY CASUALTY
   Section 11.1. Notice
   Section 11.2. RestoratIon of Improvements
   Section 11.3. Damage During Last Year of Lease Term

ARTICLE 12. RIGHTS RESERVED TO LANDLORD
   Section 12.1. Access to Leased Premises
   Section 12.2. Relocation of Leased Premises
   Section 12.3. Additional Rights

ARTICLE 13. EMINENT DOMAIN
   Section 13.1. Taking of Leased Premises
   Section 13.2. Partial Taking of Building
   Section 13.3. Surrender
   Section 13.4. Rent Adjustment for Partial Taking of Leased Premises
   Section 13.5. Awards

ARTICLE 14. ASSIGNMENT AND SUBLETTING
   Section 14.1. Consent Required

ARTICLE 15. BANKRUPTCY
   Section 15.1. Prior to Commencement Date
   Section 15.2. During the Term of this Lease
   Section 15.3. Measure of Damages
   Section 15.4. Adequate Assurance of Future Performance

ARTICLE 16. TENANTS DEFAULT
   Section 16.1. Events of Default
   Section 16.2. Termination or Re-Entry
   Section 16.3. Damages

ARTICLE 17. SURRENDER
   Section 17.1. Possession
   Section 17.2. Trade Fixtures,-Personal Property and Improvements
   Section 17.3. Merger
   Section 17.4. Payments After Termination

ARTICLE 18. HOLDING OVER

ARTICLE 19. NO WAIVER; REMEDIES CUMULATIVE
   Section 19.1. No Waiver
   Section 19.2. Remedies Cumulative

ARTICLE 20. ESTOPPEL CERTIFICATE, SUBORDINATION ATTORNMENT
   Section 20.1. Estoppel Certificate
   Section 20.2. Subordination
   Section 20.3. Attornment
   Section 20.4. Mortgages

ARTICLE 21. QUIET ENJOYMENT

ARTICLE 22. NOTICES

ARTICLE 23. MISCELLANEOUS PROVISIONS
   Section 23.1. Governing Law
   Section 23.2. Construction
   Section 23.3. Security Services
   Section 23.4. Parties Bound
   Section 23.5. No Representations by Landlord
   Section 23.6. Brokers
   Section 23.7. Severability
   Section 23.8. Force Majeure
   Section 23.9. Definition of Landlord
   Section 23.10. No Option
   Section 23.11. Exculpatory Clause
   Section 23.12. Attorneys' Fees
   Section 23.13. No Recording


                                    EXHIBITS


EXHIBIT A (Plan Showing Leased Premises)

EXHIBIT B (Work Letter)

EXHIBIT C (Supplemental Agreement)

EXHIBIT D (Rules and Regulations)

EXHIBIT E [Intentionally Omitted]

EXHIBIT F (Form Letter of Credit)

EXHIBIT G (Depiction of Parking Areas)

                                      LEASE


     This Lease is made between Landlord and Tenant named in Article 1 as of the date set forth in Article 1. Landlord and Tenant, in consideration of the covenants contained in this Lease, agree as follows:

ARTICLE 1. REFERENCE DATA

     Each reference in this Lease to any of the following subjects shall be construed to incorporate the information stated for that subject in this
Article 1:


DATE OF LEASE:              September 8, 1999

LANDLORD:                   938 Bannock, LLC

PROPERTY MANAGER:           Venture Group Real Estate Management, Inc.

LANDLORD'S AND PROPERTY MANAGER'S ADDRESS:

                            c/o Venture Group Real Estate     copy to: Mr. Bruce Berger
                            Management, Inc.                           Bruce Berger Realty
                            5299 DTC Boulevard, Suite 240              960 Cherokee Street
                            Englewood, CO 80111                        Denver, CO 80204
                                                                       303/572-1188

TENANT:                     INFLOW, INC., a Delaware corporation

TENANTS ADDRESS:
                            (For Notice)                               (For Billing)

Prior to Commencement Date:
                            1860 Lincoln, Suite 305
                            Denver, CO 80294
                            attn: Legal Department

After Commencement Date:
                            INFLOW, INC.                                INFLOW, INC.
                            938 Bannock Street                          938 Bannock Street
                            Denver, CO 80204                            Denver, CO 80204
                            Attn: Legal Department                      Attn: Accounting Department

PREMISES or LEASED PREMISES: Approximately 17,555 square feet of space on the third floor and second level of the Building as depicted on Exhibit A attached hereto.

TENANTS USE OF THE LEASED PREMISES: General Office and Network Operations Center

BUiLDING:                   938 Bannock Building

BUILDING ADDRESS:           938 Bannock Street
                            Denver, CO 80204

SCHEDULED COMPLETION DATE FOR LANDLORD'S WORK: October 15, 1999

SCHEDULED COMMENCEMENT DATE: December 15, 1999.

SCHEDULED EXPIRATION DATE: December 31, 2006.

TERM:   Seven Years.

RENTABLE SQUARE FEET OF LEASED PREMISES APPROXIMATELY 17,555 SQ. FT.

RENTABLE SQUARE FEET OF BUILDING: APPROXIMATELY 36,795 SQ. FT.

FIXED RENT:                          Monthly Fixed Rent        Annual Fixed Rent
             Lease Years 1 - 5       $23,026.31                $276,315.70
             Lease Years 6 - 7       $25,220.68                $302,648.20

     "Lease Year' shall mean each twelve (12) month period beginning with the Commencement Date, or any anniversary thereof, and ending on the preceding day one (1) year later; provided, however, that if the Commencement Date is a date other than the first day of a calendar month, the first Lease Year shall include the days from the Commencement Date to the first day of the following calendar month, and each subsequent Lease Year shall commence on the anniversary of the first day of such calendar month.

LANDLORD'S OPERATING COST LIMITATION: Operating Costs for the Building for Calendar Year 2000, which includes property taxes payable in the year 2001 for the year 2000.

(Tenant's Pro Rata Share of any Increase in Operating Costs over Landlord's Operating Cost Limitation: 47.72%)

FIRST YEAR FOR TENANT'S PAYING OPERATING COST ESCALATION:

                         Year Beginning January 1, 2001.

TENANT FINISH COST: See Work Letter

TENANT FINISH TO BE PAID BY LANDLORD: See Work Letter

OVERAGE AMOUNT TO BE PAID BY TENANT: See Work Letter

SECURITY DEPOSIT: $300,000 Letter of Credit pursuant to Section 3.4 of the main text of the Lease and the Rider. in addition to the foregoing, prior to expiration of the Letter of Credit, Tenant shall provide a cash Security Deposit equal to Twenty Five Thousand Eight Hundred Forty Five and 63/1 00 Dollars ($25,845.63).

GUARANTOR: N/A

NUMBER OF PARKING SPACES:   53 surface parking spaces

BROKER: Venture Group Real Estate, L.L.C. for Landlord; Liberty-Greenfield, LLLP for Tenant

SPECIAL PROVISIONS: See Attached Rider

     The exhibits listed below in this Section are incorporated in this Lease by reference and are to be construed as part of this Lease:

     (a)  Exhibit A, Plan Showing Leased Premises.
     (b)  Exhibit B, Work Letter.
     (c)  Exhibit C, Supplemental Agreement.
     (d)  Exhibit D, Rules and Regulations.
     (e)  Exhibit E, Intentionally Deleted
     (f)  Exhibit F, Form Letter of Credit
     (g)  Exhibit G, Depiction of Parking Areas
     (h)  Rider

ARTICLE 2. LEASED PREMISES AND TERM

     Section 2.1. Leased Premises. Landlord hereby leases to Tenant, and Tenant
                  ---------------
hereby leases from Landlord, the premises described below, upon and subject to the covenants, agreements, terms, conditions, limitations, exceptions and reservations of this Lease. Landlord and Tenant covenant and agree as a material part of the consideration for this Lease to keep and perform all of the covenants, agreements, terms and conditions by each of them to be kept and performed under this Lease, and this Lease is made upon the condition of such performance.

     The premises leased to Tenant under this Lease are the portion of the Building indicated on the plan attached to this Lease as Exhibit A (the "Leased
                                                         ---------
Premises"). The Leased Premises may be referred to as the suite and floor indicated in Article 1. For purposes of this Lease, the parties agree that the rentable square feet of the Leased Premises is as stipulated in Article 1.

     Section 2.2. Term. The term of this Lease (the "Term") shall be as
                  ----
indicated in Article 1. The Term and Tenant's obligation to pay Rent (as defined in Section 3.2) shall commence on the earlier of (a) sixty (60) days following substantial completion of Landlord's Work as designated by Landlord by notice to Tenant In writing, accompanied by a certificate of substantial completion issued by Landlord's architect or by Landlord, as provided in Section 2.3, or (b) the date on which Tenant or anyone claiming by, under or through Tenant shall first occupy for business any portion of the Leased Premises for any purpose other than as provided in Section 2.5 (such earlier date being the "Commencement Date"). If for any reason the Leased Premises are not substantially completed and available for occupancy by the Scheduled Commencement Date indicated in
Article 1, Landlord shall not be liable for any claims, damages, or liabilities in connection with or by reason of the delay, nor shall the same make this Lease void or voidable. In such event, the Term shall commence on the actual Commencement Date, and the expiration date of the Term (the "Expiration Date") shall be adjusted to fall on the last day of the calendar month at the end of the Term.

     If the Term shall not have commenced pursuant to this Section 2.2 within 120 days after the Scheduled Commencement Date, then at Tenant's option as indicated by Tenant's written notice received by Landlord no later than five (5) business days thereafter, this Lease and all rights, duties and obligations of the parties shall terminate effective one day after the date of such notice. If Tenant fails to timely deliver such notice of termination, this Lease shall remain in full force and effect. Upon such termination, the Letter of Credit shall be immediately returned to Tenant. However, if the actual Commencement Date occurs prior to Tenant's giving of such notice, this Lease shall remain in full force and effect.

     Section 2.3. Completion of Leased Premises. For the purposes of Section
                  -----------------------------
2.2, the Leased Premises shall be conclusively deemed available for Tenant to commence Tenant's Work (as defined in the Work Letter) when Landlord's architect certifies in writing that the work required to be performed by Landlord, if any ("Landlord's Work"), as described in Exhibit B to this Lease (the "Work Letter") has been substantially completed. (If no architect has been engaged in completing Landlord's Work, a certificate from Landlord will serve to confirm substantial completion of Landlord's Work.) Landlord's Work, if any, shall be deemed substantially completed notwithstanding that minor or non-material details of construction, mechanical adjustment or decoration that do not materially interfere with Tenant's ability to perform the Tenant Work (so-called "punch list items") remain to be performed, or that portions of Landlord's Work are incomplete because such work cannot be done until Tenant's Work is completed. Landlord agrees to perform or complete the punch list items within 30 business days after mutual execution of the punch list by Tenant and Landlord. In the event Landlord is delayed in completing Landlord's Work by any delay, interference or hindrance of such work by Tenant, Tenant's contractors or any of their employees or agents, or by any changes in such work requested by Tenant and agreed to by Landlord or by Tenant's failure to timely and properly perform any of its obligations imposed pursuant to Exhibit B, the Leased Premises shall
                                           ---------
be conclusively deemed substantially completed and available for occupancy on the date on which the same would have occurred in the absence of such delay. To the best of Landlord's knowledge all asbestos-containing material ("ACM") required to be removed from the Building have been removed from the Building and Landlord has provided to Tenant a copy of its consultants sign off letter confirming the same. If during Tenant's construction of Tenant's Work pursuant to the Work Letter, Tenant discovers and identifies ACM through standard testing and point testing, Tenant will give Landlord written notice within 48 hours after Tenant's discovery thereof. If such ACM is required to be removed from the Leased Premises pursuant to applicable laws, rules or regulations, Landlord will use reasonable efforts to remove such ACM from the Leased Premises (the "ACM Removal"). Tenant will in no event disturb such ACM or take any action that would result in a release of ACM or result in the ACM becoming airborne or friable. If possible, Tenant will proceed with Tenant's Work, but will not interfere with Landlord's ACM Removal. If the ACM Removal from the Leased Premises by Landlord is the direct result of unavoidable delay in the completion of Tenant's Work, then the Commencement Date will be extended one day for each day of delay in Tenant's Work that is a direct result of the ACM Removal. Notwithstanding the foregoing, Landlord shall have no obligation to remove any floor tile existing in the Leased Premises or the Building as of the date of this Lease which floor tile may contain ACM.

     Section 2.4. Commencement and Expiration Date Agreement. In order to
                  ------------------------------------------
confirm the exact Commencement Date and the actual Expiration Date of the Term, promptly after the Commencement Date, the parties shall execute a supplemental agreement in the form which is labeled and attached as, and when executed will become Exhibit C to this Lease, setting forth the actual Commencement Date and
       ---------
Expiration Date as determined under this Article 2. Landlord's failure to request the execution of such supplemental agreement shall in no way affect Tenant's obligation to perform under this Lease. Tenant's failure to execute and deliver such supplemental agreement within 10 days following notice of Landlord's request shall constitute an acceptance of the Leased Premises and Tenant's agreement that the statements contained in the supplemental agreement furnished by Landlord are true and correct.

     Section 2.5. Tenant's Entry Upon Leased Premises Before Commencement Date.
                  ------------------------------------------------------------
On the condition that Tenant complies at all times with the provisions and requirements of this Lease (other than the obligation to pay Fixed Rent and, except as provided with respect to electrical service in this Section below, the obligation to pay Additional Rent, all as defined in Article 3), Tenant may enter upon the Leased Premises prior to the Commencement Date to install trade fixtures and furnishings and to ready the Leased Premises for the conduct of Tenant's business, subject however, to the following conditions: (a) Tenant shall not interfere with Landlord's Work in any way or manner; (b) if any of Tenant's Work and Landlord's Work will be performed at the same time, Tenant must utilize (for Tenant's Work) the contractor selected by Landlord to perform Landlord's Work to undertake such installations and other preparatory work; and (c) Tenant shall undertake such installations and other preparatory work only with workmen with such labor organization affiliation or lack of affiliation as Landlord may require. If no portion of Tenant's Work will be performed at the same time as Landlord's Work, then Tenant's contractor shall only be subject to Landlord's reasonable approval. It shall be reasonable for Landlord to require a specific contractor to work on the structural components of the Building in connection with Tenant's Work. Tenant's obligations to pay for electricity furnished to the Leased Premises shall commence upon Tenant's entry upon the Leased Premises as provided in this Section. After completion of Landlord's Work, Landlord will provide electricity to the Premises pursuant to
Section 8.1 below. However, Landlord does not assume responsibility for the availability of electricity during the period prior to completion of Landlord's Work.

     Section 2.6. Occupancy of Leased Premises. The taking of occupancy of all
                  ----------------------------
or part of the Leased Premises by Tenant or anyone claiming by, under or through Tenant shall be conclusive evidence that (a) Tenant accepts possession; (b) the Leased Premises and the Building were in good and satisfactory condition, except the agreed punchlist items and latent defects of which Tenant notifies Landlord in writing within six (6) months after the Commencement Date; and (c) Landlord's Work, if any, was satisfactorily completed at the time such occupancy was so taken, subject to punch list items indicated on a list delivered by Tenant to Landlord and agreed to by Landlord on or before the date Tenant takes occupancy of the Leased Premises.

     Section 2.7. After Hours Access. Tenant shall, at all times, have access to
                  ------------------
the Leased Premises and the west elevator shall be operational at all times (subject to customary maintenance and repair obligations). Tenant shall have access to the Common Areas, loading dock, and telephone and power closets serving any of Tenant's equipment which are located within the Building but outside of the Leased Premises at all times with prior notice to Landlord for purposes of constructing Tenant's Work, performing its repair and maintenance obligations set forth in this Lease, and to realize the rights otherwise granted to Tenant under this Lease. Tenant agrees that Landlord may establish for the Building from time to time "Normal Business Hours," defined initially as 7:00 a.m. until 6:00 p.m. weekdays and 8:00 a.m. until 1:00 p.m. Saturdays, excluding "Legal Holidays," which are defined to include, but are not necessarily limited to, New Year's Day, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Landlord shall provide Tenant with reasonable advance notice of any other Legal Holidays which may affect access to the Building. Landlord shall provide for the issuance of after-hours passes at no charge to specifically named persons designated by Tenant, and other appropriate arrangements shall be made (for example, if appropriate, the issuance of keys) to facilitate use of the Leased Premises. In the event Landlord installs equipment which will permit Identification and allocation of the additional expense incurred as a result of such after-hours access, Tenant agrees to pay as Additional Rent those expenses attributable to its after-hours access. No customer or invitee may be admitted after Normal Business Hours unless accompanied by an employee of Tenant having the foregoing right of admission or unless such customer or invitee is issued an after-hours pass as described above, and Tenant shall exercise due care to cause all persons gaining entry under such special rights to avoid loss or damage to the property of Landlord and other tenants or occupants. Any keys issued under this Section shall remain the property of Landlord, shall not be duplicated and shall be returned to Landlord upon request. (The term "keys" includes any devices serving the same purpose.)


ARTICLE 3. RENT AND SECURITY DEPOSIT

     Section 3.1. Fixed Rent and First Monthly Rent Payment. Tenant shall pay
                  -----------------------------------------
Landlord the fixed rent stipulated in Article I (the "Fixed Rent"). The Fixed Rent shall be payable in equal monthly installments in the amount stipulated in
Article 1 as monthly Fixed Rent, in advance, on the first day of each calendar month during the term of this Lease. If the Term does not commence on the first day of a calendar month or does not end on the last day of a calendar month, the monthly Fixed Rent for such month or months shall be prorated, and the prorated amounts shall be paid in advance. All Fixed Rent shall be paid without any prior demand and without any deduction or set-off whatsoever, in lawful currency of the United States of America, at the address of Landlord set forth in Article 1, or at such other place as Landlord may from time to time designate in writing.

     Upon execution of this Lease, Tenant agrees to pay Landlord an amount equal to the monthly Fixed Rent, which Landlord shall hold without interest to Tenant and apply to the first full monthly Fixed Rent obligation of Tenant.

     Section 3.2. Additional Rent and Rent Defined. Any sums or charges to be
                  --------------------------------
paid by Tenant pursuant to the provisions of this Lease, other than the Fixed Rent, represent obligations of Tenant for additional rent ("Additional Rent") and shall be payable within five business days after Landlord gives written notice and demand for payment unless otherwise provided in this Lease. Payment shall be made at the location specified in Article 1, unless otherwise designated by notice from Landlord in writing, and shall be recoverable in the same manner as the Fixed Rent. Landlord shall have the same rights against Tenant for default in payment of Additional Rent as for default in payment of the Fixed Rent.

     As used in this Lease, the term "Rent" shall mean Fixed Rent and Additional Rent.

     Section 3.3. Past Due Rent and Additional Rent. If Tenant shall fail to pay
                  ---------------------------------
any Rent before the sixth day after such Rent is due and payable, Tenant agrees to pay as Additional Rent each day after such sixth day that the Rent remains unpaid, a late charge which shall be the greater of (a) $25.00 per day, or (b) 5% of the amount of such unpaid Rent divided by 30. The late charge shall accrue daily until the unpaid Rent (including the late charge) is paid. Tenant agrees that such amounts are not a penalty, but are intended as liquidated damages and reflect a reasonable estimate by the parties of the cost to reimburse Landlord for the loss of the use of the money and the additional administrative costs resulting from late payments. Tenant shall also be responsible for the payment of reasonable attorneys' fees incurred by Landlord in collecting any delinquent Rent from Tenant. Any election by Landlord to waive in any instance the requirement for Tenant's payment of late charges and/or attorneys' fees incurred by Landlord pursuant to this Section of any other provision in this Lease shall not operate to waive or impair Landlord's right to collect such sums from Tenant upon any other breach of Tenant's obligations under this Lease.

     Section 3.4. Security Deposit. Tenant shall deposit with Landlord within
                  ----------------
five(5) days after signing this Lease, and shall keep on deposit with Landlord throughout the term of this Lease, a letter of credit in form and content as set forth in the Rider attached hereto and incorporated herein by this reference (the "Security Deposit") as security for the payment by Tenant of the Rent and for the faithful performance of all the terms, conditions and covenants of this Lease. If at any time during the Term Tenant defaults in the payment or performance of any of its obligations under this Lease, Landlord may but shall not be required to make draws upon the Letter of Credit as provided in the Rider and use amounts drawn thereunder, in payment of any Rent in default, in reimbursement of any expense incurred by Landlord and in payment of the damages incurred by Landlord by reason of Tenant's default, or at the option of Landlord, Landlord may retain the Security Deposit as liquidated damages. In such event, on written demand of Landlord, Tenant shall immediately remit to Landlord a sufficient amount in cash to restore the Security Deposit to its original amount. If, upon termination of this Lease, Landlord has not applied any amounts drawn under the Letter of Credit to sums owed to Landlord as permitted by this Section above, then within thirty (30) business days after the termination of this Lease, Landlord will refund such amounts to Tenant without interest. Tenant is hereby notified that any questions regarding the Security Deposit, including any request for its return, should be directed to Landlord at the address for Landlord set forth in Article 1.

     Landlord shall deliver the Letter of Credit to any purchaser of Landlord's interest in the Leased Premises in the event such interest is sold, and thereupon, Landlord shall be discharged from further liability with respect to the Letter of Credit. With respect to a purchaser of Landlord's interest in the Leased Premises and amounts drawn under the Letter of Credit, if any, and held as a Security Deposit hereunder, Landlord shall be discharged of from any further liability with respect to the Security Deposit if either Landlord delivers the Security Deposit to the purchaser, or the purchaser assumes all of the obligations of Landlord with respect to the Security Deposit. Landlord shall have the right to commingle the amounts drawn on the Letter of Credit with other funds of Landlord. Notwithstanding these provisions above if claims of Landlord exceed the Letter of Credit, Tenant shall remain liable for the balance of such claims.

ARTICLE 4. TENANT'S SHARE OF OPERATING COSTS

     Section 4.1. Definitions. As used in this Lease, the term "Operating Costs"
                  -----------
shall mean any and all costs, charges, expenses, and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the operation, ownership, maintenance, management, and repair of the Building, including, but not limited to, the following:

     (a) All wage, salary and labor costs of all persons engaged in the operation, maintenance, management, and repair of the Building (including, but not limited to, all applicable taxes, insurance and benefits).

     (b) Cost of all building supplies and materials.

     (c) Cost of all utilities (including, but not limited to, sewer and water service) and fuel, if any, provided by Landlord pursuant to Article 8.1 or utilized in connection with the operation of the Building and/or the Leased Premises not charged directly or separately to Tenant or another tenant in the Building.

     (d) Cost of all insurance including, but not limited to, casualty, rental abatement, and liability insurance.

     (e) Cost of all maintenance and service agreements including, but not limited to, window cleaning, elevator maintenance and janitorial service for the Common Areas of the Building.

     (f) Cost of repairs and general maintenance including, but not limited to, exterior building maintenance and maintenance of sidewalks, parking areas, and landscaping.

     (g) All personal property sales and use taxes (but not including any such taxes related to personal property owned by Landlord or third parties) and real property taxes, assessments and other governmental charges of any kind whatsoever (including, without limitation, assessments, fees, and charges imposed for public improvements or benefits, or for public services such as fire protection, street, sidewalk and road maintenance or refuse removal, and interest on unpaid installments) which may be levied, assessed or imposed, or become liens upon or arise out of the use, occupancy, ownership, or possession of the Premises, and which accrue during or are allocable to the Term or any extension (collectively, "Taxes"). The Taxes which relate to real property interests are sometimes referred to hereinafter as "Real Property Taxes". The term Taxes shall not, however, include inheritance, estate, succession, transfer, gift, franchise, income or excess profits taxes imposed upon the Landlord, or any special assessments for improvements installed as of the date hereof, whether now assessed or not, and Tenant shall have no liability therefor.

     (h) All costs of making any alterations to the Building for life-safety systems or energy conservation or other capital improvements, whether new or in substitution or replacement of existing equipment or systems required by any governmental requirement which Is imposed after the date Landlord's Work is completed, and alterations which are primarily for the purpose of reducing or stabilizing Operating Costs or providing additional or increased services to the tenants of the Building, in any case, amortized over the useful life of such improvements.

     (i) Management fees either as charged to Landlord by independent management companies or an amount not exceeding the amount typically charged by independent management companies if Landlord itself manages the Building.

Notwithstanding anything to the contrary contained in this Lease, Operating Costs shall not include the following:

     (A) Capital expenditures except as provided in (h) above.

     (B) Depreciation, amortization, ground rents or interest payments on encumbrances.

     (C) Leasing commissions, marketing costs, attorneys' fees and other expenses related to leasing tenant space, constructing improvements for the benefit of a tenant or occupant and allowances or concessions provided to any tenant or occupant.

     (D) Repairs required because of casualty or condemnation damage.

     (E) Costs incurred because Landlord or any other tenant violated the terms of any lease, contract or other obligation (including, without limitation, fines, penalties and attorneys' fees).

     (F) Advertising and promotional expenses.

     (G) Expenses in connection with services or other benefits not provided to Tenant, or for which Tenant is charged directly or separately, but which are provided to another tenant, including, without limitation, utility services.

     (H) Costs for sculpture, paintings or other objects of art.

     (I) Overhead and profit paid to subsidiaries or affiliates of Landlord for management or other services on or to the Building or for supplies or other materials to the extent that the costs of services, supplies or materials exceed the competitive costs of the services, supplies or materials were they provided by a disinterested third party.

     (J) Any expense for which Landlord is compensated through proceeds of insurance or agreements of indemnity or surety bonds or guarantees or for which Landlord is reimbursed by third parties.

     (K) Costs incurred due to the violation of the Building of any law, rule or regulation in effect as of completion of Landlord's Work for which Tenant was not responsible to address as part of Tenant's Work.

     (L) Costs incurred for repair or mitigation of latent defects in the Building or defects in the original construction of the Building, or Landlord's Work of which Landlord is notified within six (6) months after the Commencement Date.

     (M) Costs relating to negligence or fault of other tenants.

     Section 4.2. Utility Costs. Landlord shall provide basic utility service
                  -------------
set forth in Section 8.1 below. During the Term, Tenant shall at its expense arrange directly with the utility companies serving the Leased Premises to provide and pay for all electricity and gas furnished or required in the Leased Premises, and any deposits required therefor. Landlord shall incur no liability whatsoever and the obligations of Tenant under this Lease shall not be diminished or affected by reason of the unavailability, change or cessation of such utility service, except as otherwise set forth in Section 8.2 of this Lease.

     Section 4.3. Janitorial. Tenant will contract for and pay for all
                  ----------
janitorial services utilized in the Leased Premises. Tenant will keep the Leased Premises in a clean condition, free from garbage or debris in a manner consistent with other office buildings in the Downtown Denver office market.

     Section 4.4. Tenant's Share of the Increase in the Operating Costs. For
                  -----------------------------------------------------
each calendar year during the Term, Tenant shall pay to Landlord, at the time and in the manner provided below, Tenant's Share of the Increase in Operating Costs, as defined below.

     (a) The term "Tenant's Share of the Increase in Operating Costs" for any year shall mean the product of (i) the difference, if any, between the actual Operating Costs for the Building for such year when expressed on a square-foot basis and the Landlord's operating cost limitation indicated in
     Article 1 ("Landlord's Operating Cost Limitation"), also expressed on a square-foot basis, and (ii) the number of rentable square feet in the Leased Premises (as stated in Article 1). In the event that actual Operating Costs are less than Landlord's Operating Cost Limitation, there shall be no credit or refund to the Tenant.

     (b) For each full calendar year during the Term beginning with the calendar year 2001, Landlord shall compute and deliver to Tenant a reasonable estimate of Tenant's Share of the Increase in Operating Costs for such year, and without further notice, Tenant shall pay to Landlord simultaneously with Tenant's monthly payments of Fixed Rent during such year, monthly installments equal to one-twelfth of such estimate. With the first such monthly installment of Tenant's Share of the increase in Operating Costs to be paid by Tenant for any calendar year, Tenant shall include payment of the amount of the estimated increase prorated for the period from the preceding January 1 to the first day of the next month following the date of the notice. In any year Landlord may subsequently revise the estimated adjustment in Operating Costs to allow for any new expenses or other information which may impact Operating Costs for that fiscal period, and in that case, after receipt of Landlord's notice of the revised estimates Tenant shall pay monthly installments of Tenant's Share of the Increase in Operating Costs based on Landlord's adjusted projections as provided in this paragraph above.

     (c) Unless delayed by causes beyond Landlord's reasonable control, Landlord shall deliver to Tenant within 120 days after the end of each calendar year during the Term, a written statement (the "Statement") setting out in reasonable detail Tenant's Share of the Increase in Operating Costs for such year. If the aggregate of monthly installments of Tenant's Share of the Increase in Operating Costs actually paid by Tenant to Landlord during any calendar year differs from the amount of Tenant's Share of the Increase in the Operating Costs payable according to the Statement for such year under this Section 4.3, then within thirty (30) days after the date of delivery of the Statement, Tenant shall either (1) pay the amount (without interest) by which the certified Tenant's Share of the Increase in Operating Costs exceeds the amount previously paid on account of the estimated Tenant's Share of the Increase In Operating Costs, or (2) be credited against the next installment of Rent (or receive a check if there is no Rent thereafter due) with the amount (without interest) by which the amount previously paid on account of the estimated Tenant's Share of the Increase in Operating Costs exceeds the certified Tenant's Share of the Increase in Operating Costs.

     (d) If Landlord and Tenant disagree on the accuracy of Tenant's Share of the Increase in Operating Costs as set forth in the Statement, Tenant shall nevertheless make payment in accordance with any notice given by Landlord, but the disagreement shall Immediately be referred by Landlord for prompt decision by a mutually acceptable public accountant or other professional consultant who shall be deemed to be acting as expert and not as an arbitrator, and a determination signed by the selected expert shall be final and binding on both Landlord and Tenant. Any adjustment required to any previous payment made by Tenant or Landlord by reason of any such decision shall be made within fourteen (14) days after the decision. If the adjustment calls for a credit to Tenant equal to 3% or more of the payments made but disputed by Tenant, Landlord will pay the cost of the expert; otherwise Tenant will pay the cost of the expert.

     (e) Neither party may claim a readjustment in respect of Tenant's Share of the Increase in Operating Costs for any year if based upon any error of computation or allocation except by notice delivered to the other party within ninety (90) days after the date of delivery of the Statement for such year. Upon written request from Tenant within the 90-day period, Landlord will provide reasonable documentation verifying Tenant's Share of the Increase in Operating Costs.

     (f) Notwithstanding anything to the contrary set forth in this Section 4, for the purposes of calculating Tenant's Share of the Increase in the Operating Costs "Controlled Expenses" (as hereinafter defined) shall not exceed the "Maximum Controlled Expenses" (as hereinafter defined). "Controlled Expenses" shall mean all Operating Costs except those attributable to utilities, if any, not separately billed to Tenant or another tenant in the Building, Taxes, costs of insurance, including, without limitation, liability insurance, business interruption insurance, casualty insurance and worker's compensation insurance, and costs of compliance with any laws, rules or regulations. If Landlord is managing the Building Complex itself the management fees included within Operating Expenses shall be a Controlled Expense. "Maximum Controlled Expenses" shall mean: (a) for calendar year 2000, the full amount of the actual expenses for Controlled Expenses as determined in accordance with the foregoing provisions; (b) for calendar year 2001 and each calendar year thereafter, the prior calendar year's Maximum Controlled Expenses multiplied by 1.05. The limitations described above shall be a limitation only on the calculation and passthrough to Tenant of Tenant's Share of the Increase in the Operating Costs. Landlord may, in accordance with advice from its accountants and other professionals, reasonably contest any utility rate increases associated with the Building and/or tax assessments and to apply for all rebates to which it is entitled so long as it has knowledge thereof. The costs of all such contests and applications shall be included in Operating Costs however, any penalties or fines In connection with such amounts shall not be so included. To the extent any rebates or refunds are actually received by Landlord, they shall be applied to reduce the total Operating Costs for the year in which such amounts are received, If any such amounts attributable to periods during the term hereof are received by Landlord following the expiration of the term hereof (according to its terms and not as a result of an Event of Default, as hereinafter defined), Landlord agrees to forward to Tenant any amounts to which Tenant is entitled as and when received notwithstanding the fact that this Lease has so expired, provided Tenant has given to Landlord a valid forwarding address.

     Section 4.5. Reduction in the Event of Casualty or Taking by Eminent
                  -------------------------------------------------------
Domain. If any part of the Building is taken by condemnation or in any other
------
manner for any public or quasi-public use or purpose (other than temporary use or occupancy) or damaged or destroyed by fire or other casualty, and if the Term shall continue in force as to any part of the Leased Premises, Landlord's Operating Cost Limitation shall be equitably reduced, permanently or temporarily, as appropriate, to take into account any decrease in Operating Costs attributable to such taking or damage or destruction.


ARTICLE 5. CONDUCT OF BUSINESS BY TENANT

     Section 5.1. Use of Leased Premises. Tenant shall use the Leased Premises
                  ----------------------
solely for general office use and for the purpose set forth in Article 1 above and for no other purpose.

     Section 5.2. Compliance with Laws and Requirements of Public Authorities.
                  -----------------------------------------------------------

     (a) At all times during the Term, Tenant shall give prompt notice to Landlord of any notice Tenant receives of the violation of any law or requirement of any public authority affecting the Leased Premises or the Building. Tenant, at its sole cost and expense, shall comply with all laws and requirements of public authorities, which, with respect to the Leased Premises or the use, condition or occupancy thereof, or the abatement of any nuisance, shall impose any violation, order or duty on Landlord or Tenant, arising from
(i) Tenant's use of the Leased Premises; (ii) the manner of conduct of Tenant's business or operation of its installations, equipment or other property in the Leased Premises; (iii) any cause or condition created by or at the insistence of Tenant; or (iv) breach of any of Tenant's obligations under this Lease.

     (b) Tenant shall not do, permit or suffer any act or thing to be done in or to the Leased Premises which is immoral or contrary to law or in violation of the certificate of occupancy issued for the Building.

     (c) Tenant agrees that it shall not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the then-available standard forms of fire insurance policies with extended coverage. Tenant agrees to pay any increase in premiums for insurance that may be charged during the Term on the amount of such insurance which may be carried by Landlord on the Leased Premises or the Building resulting from the type of business conducted by Tenant in the Leased Premises, whether or not Landlord has consented to that business. Landlord acknowledges that use of the Premises for uses that are considered general office uses will not result in an increase in Landlord's insurance premiums. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule issued by the organization making the insurance rate on the Leased Premises and showing the various components of such rate shall be conclusive evidence of the several items and charges which make up the insurance rate on the Leased Premises.

     (d) Tenant shall pay as Additional Rent all costs, expenses, fines, penalties or damages which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this Section.

     (e) The judgment of any court of competent jurisdiction or the admission by Tenant, whether Landlord is a party to the proceeding or not, that Tenant has violated any law or requirement of public authorities affecting the Building or the Leased Premises shall be conclusive of such violation as between Landlord and Tenant.

     (f) Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental entity with jurisdiction over the Premises with respect to the use, generation, storage, or disposal of any hazardous or toxic material regulated by any federal, state or local governmental entity (collectively "Hazardous Materials"). Tenant shall not cause, or allow anyone else to cause, any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises or any improvements now or hereafter constructed therein, except for hazardous or toxic substances in small quantities as are typically used in an office space, but which are used, stored and disposed of in strict compliance with all applicable laws, without the prior written consent of Landlord, which consent may be withheld in the sole discretion of Landlord, and which consent may be revoked at any time. Tenant's indemnification of Landlord pursuant to this Lease shall extend to all liability, including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming by, through or under Tenant, including, without limitation, the cost of any required or necessary repair, cleanup, or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease, to the full extent that such action is attributable, directly or indirectly, to the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming by, through or under Tenant. Neither the written consent by Landlord to the use, generation, storage, or disposal of Hazardous Materials nor the strict compliance by Tenant with all statutes, laws, ordinances, rules, regulations, and precautions pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification. In the event Tenant is in breach of the covenants herein, after notice to Tenant and the expiration of the cure period permitted under applicable law, regulation, or order, Landlord may, in its sole discretion, declare Tenant to be in default under this Lease and/or cause the Premises to be free from the Hazardous Materials and such cause shall be deemed Additional Rent hereunder and shall immediately be due and payable from Tenant.

     (g) Landlord shall have the express right, but no more frequently than once each calendar year during the lease term, and sixty (60) days prior to the termination or other expiration of this Lease, to conduct an environmental investigation at the Leased Premises (and at any other part of the Building which Tenant utilizes for any operation, equipment or supplemental system). If either Tenant installs a UPS system or backup generator in or on the Building, or Landlord has a reasonable basis to believe that there may be a problem involving Hazardous Materials in the Premises or Building caused by Tenant, its agents, invitees, employees or contractors, or resulting from Tenant's use of the Premises, then Tenant will pay, as Additional Rent within fifteen days of receipt of an invoice therefore, the cost of the first environmental investigation thereafter conducted by Landlord. If the first environmental investigation details no contamination (or any other violation of any applicable Hazardous Material law or applicable law, rule or regulation of a governmental entity with jurisdiction over the Premises) that was caused by Tenant, its agents, invitees, employees or contractors, or resulted from Tenant's use of the Premises, then the cost of any environmental investigation conducted thereafter shall be borne by Landlord unless such later environmental investigation discloses any contamination or violation of applicable laws (provided such violation or contamination was caused by Tenant, its agents, invitees, employees or contractors, or resulted from Tenant's use of the Premises). Tenant will pay, as Additional Rent within fifteen days of receipt of an invoice therefore, the cost of the first environmental investigation and any subsequent environmental investigation which reveals a violation of any applicable Hazardous Material law or applicable law, rule or regulation of a governmental entity with jurisdiction over the Premises that was caused by Tenant, Its agents, invitees, employees or contractors, or resulted from Tenant's use of the Premises. If contamination (or any other violation of any applicable Hazardous Material law or applicable law, rule or regulation of a governmental entity with jurisdiction over the Premises) is found and was caused by Tenant, its agents, invitees, employees or contractors, or resulted from Tenant's use of the Premises, Tenant will immediately remediate the contamination. Tenant shall indemnify and hold Landlord harmless against and from any and all claims, liability, damage, penalties, actions, demands or expenses of any kind or nature (including attorney's fees), without limitation damage to any property and injury (including death) to any person, arising from Tenant's breach of this Lease, Tenant's use of the Premises for the conduct of its business, or from any activity, work or other thing done, permitted or suffered by Tenant or omission of Tenant in and about the Premises. It shall further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act or any of the foregoing acts or omissions by any of Tenant's agents, employees, contractors, subcontractors or invitees, or from any litigation concerning any of the foregoing in which Landlord is made a party defendant, and from and against all costs, attorneys fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Except as limited by Sections 10.3 and 10.4 below Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause other than Landlord's sole negligence.

     Section 5.3. Rules and Regulations.
                  ---------------------

     (a) Tenant and its agents, employees, contractors and invitees shall faithfully observe and comply with the Rules and Regulations attached as Exhibit
                                                                         -------
D, and such reasonable changes to them, whether by modification, elimination or
-
addition, as Landlord from may make time to time for the use, safety, cleanliness, and care of the Leased Premises and the Building, and the comfort, quiet, and convenience of occupants of the Building provided that such changes are applicable to and consistently applied among all tenants of the Building and do not unreasonably interfere with Tenant's operation in the Premises. Such changes shall be effective upon written notice from Landlord to Tenant. In the case of any conflict or inconsistency between the provisions of this Lease and any of the rules and regulations as originally promulgated or as changed, the provisions of this Lease shall control. (The rules and regulations, as changed in accordance with this Section from time to time, are called the "Rules and Regulations.")

     (b) Nothing contained in this Lease shall be construed to impose upon Landlord any liability for the failure of any other tenant or other party to comply with the Rules and Regulations or the provisions in any other lease, but Landlord shall use reasonable efforts to enforce the Rules and Regulations uniformly.

     Section 5.4. Permitted Weight Loads. Tenant shall not place in or move
                  ----------------------
about the Leased Premises any article the weight of which exceeds the maximum floor load limit for the Building, which is 50 pounds per square foot, without Landlord's prior written consent, which consent shall not be unreasonably withheld, If Tenant proposes to bring any article exceeding this limit into the Building, Landlord may engage an engineering consultant to advise Landlord regarding the placement of the article and any requirements to support the weight, and Tenant shall pay the fees of that consultant, any costs necessary to comply with the consultant's recommendations, and any other costs incurred by Landlord as a result of moving or placing the article in the Leased Premises.

     Section 5.5. Signage. Tenant shall not install any sign in any window of
                  -------
the Leased Premises or any sign elsewhere in the Leased Premises which is visible from the exterior of the Building. Any signs of Tenant in the Common Area (as defined in Section 6.1) shall conform to the Building standard and shall be subject to Landlord's prior written approval, which consent shall not be unreasonably withheld. Tenant shall have the right to install, at Tenant's sole cost and expense, a sign on the exterior of the Building, provided: (i) Tenant makes the requisite submittals to Landlord required under Section 7.2 of this Lease or in connection with the approval of Tenant's Work; (ii) Tenant obtains any and all requirements of any governmental or quasi-governmental authority with jurisdiction over the Building; and (iii) Tenant pays all costs, fees and expenses in connection with the installation, maintenance, operations, repair and removal of the sign (at the end of the Term). The size, location, method of installation and all other matters in connection with the exterior sign are subject to Landlord's prior written consent which will not be unreasonably withheld.


ARTICLE 6. COMMON AREA

     Section 6.1. Control of Common Area.
                  ----------------------

     (a) As used in this Lease, the term "Common Area" shall mean that part of the Building designated by Landlord for the common use of all tenants, which includes but is not limited to parking area, sidewalks, landscaping, curbs, driveways, delivery passages, loading areas, private streets and alleys, lighting facilities, drinking fountains, meeting rooms, break rooms, locker rooms, public toilets, and the like.

     (b) Landlord grants Tenant a non-exclusive license for the Term to use and occupy in common with the invitees of Landlord and Tenant and such other persons as Landlord and Tenant shall designate, the Common Area, subject to the terms and conditions of this Lease and to reasonable Rules and Regulations prescribed from time to time by Landlord. Tenant shall not solicit business within the Common Area or distribute handbills or take any action which would interfere with the rights of other persons to use the Common Area.

     (c) Landlord reserves the right, at anytime and from time to time, without incurring availability to Tenant to change the arrangement, dimensions, and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other parts of the Common Area. In such event, Landlord shall repair any physical damage caused to the Leased Premises. Tenant shall, at all times, have access to the Leased Premises, at least one elevator shall be operational at all times (subject to customary maintenance and repair obligations), no such changes shall unreasonably interfere with Tenant's normal business operations in the Leased Premises, and Landlord shall use reasonable efforts during any construction associated with any such change to prohibit any unreasonable interference with Tenant's normal business operations in the Leased Premises.

     Section 6.2. Parking. During the Term, Tenant and its employees shall have
                  -------
the right to use the number of parking spaces stipulated in Article 1, all on an unassigned basis and subject to the terms and conditions of this Lease and to reasonable Rules and Regulations prescribed from time to time by Landlord, including the designation of specified areas (which may change from time-to-time, but in no event will be located outside a three-block radius of the Building) in which automobiles operated by Tenant and its employees shall be parked. Upon request of Landlord, Tenant shall furnish to Landlord a complete list of the license numbers of all automobiles operated by Tenant and its employees. Tenant shall pay to Landlord a parking fee for the parking spaces (the "Fee") in the amount of Thirty Five Dollars ($35.00) per space per month. The Fee shall equal the monthly charge per parking space set forth above multiplied by the number of parking spaces to which Tenant is then entitled. All payments of the Fee shall be made as Additional Rent in advance, without notice or set off, at Landlord's Notice Address, or at such place as Landlord from time to time designates in writing. Tenant shall pay the Fee on the Commencement Date and on the first day of each succeeding calendar month during the initial Term or any extension thereof. If Tenant takes occupancy of the Premises on a day other than the first day of a calendar month, the Fee for the fractional month shall be prorated on a daily basis and shall be paid on the date Tenant takes occupancy of the Premises. If Tenant fails to pay the Fee in a timely manner, Landlord shall have all rights and remedies afforded it under Section 16 hereof. The Fee for the parking spaces shall be due and payable in full each month regardless of whether Tenant actually uses all or only a portion of the parking spaces allocated for Tenant each month. Provided Tenant is not in default under this Lease beyond any applicable cure period, Landlord will provide the maximum number of spaces Landlord can legally provide in that specific area located immediately contiguous to the northern boundary of the Building as depicted on Exhibit G attached hereto for Tenant's exclusive use during the term of this Lease.


ARTICLE 7. REPAIRS, ALTERATIONS AND MECHANICS' LIENS

     Section 7.1. Repairs.
                  -------

     (a) Landlord, at its expense, shall make all necessary repairs, interior or exterior, structural or otherwise, to keep the Building, including building equipment and systems, in good order and repair, excluding, however, all repairs which Tenant is obligated to make pursuant to this Section 7.1. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the Leased Premises, and following such notice, Landlord shall remedy the condition with due diligence, subject to unavoidable delay, but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees, or licensees; provided, however, that no liability of Landlord to Tenant shall accrue under this Lease unless and until Tenant has given notice to Landlord of the specific repair to be made.

     (b) Tenant, at its sole cost and expense, shall take good care of the Leased Premises, including all building equipment and systems located in and exclusively serving the Leased Premises and Tenant's property and fixtures. Tenant shall make and be responsible for all repairs, interior or exterior, structural or otherwise, as and when needed to preserve the Leased Premises, including such building equipment and systems, and Tenant's property and fixtures, in good working order and condition, the need for which arises out of
(i) the performance or existence of any alteration or modification to the Leased Premises made by Tenant, (ii) the installation, use or operation of Tenant's property or fixtures, (iii) the moving of Tenant's property or fixtures in or out of the Building or in and about the Leased Premises, (iv) the acts, omission, negligence or misuse by Tenant or those holding under Tenant, or their use or occupancy or manner or use or occupancy of the Leased Premises or (v) as may be required by Article 5. All repairs made by or on behalf of Tenant shall be made and performed in conformity with the provisions of Section 7.2 and shall be at least equal in quality and class to the original construction of the Leased Premises, If Tenant fails after 10 days' notice by Landlord to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord at the expense of Tenant, and the expenses of those repairs incurred by Landlord shall be reimbursed immediately as Additional Rent after submission of a bill or statement for such repairs.

     Section 7.2. Alterations.
                  -----------

     (a) Except for Tenant's Work which has been approved by Landlord as set forth in this Lease, Tenant shall make no alterations, additions, or improvements in or to the Leased Premises without Landlord's prior written consent which consent will not be unreasonably withheld. Landlord will make good faith and commercially reasonable efforts to respond within five (5) business day to any requested alteration, addition or improvement proposed by Tenant, unless greater time is required to allow engineers or other specialists time to review the submittal. Any notice from Landlord stating that Landlord does not consent to any proposed installation, alteration or improvement will specify the reasons for the objection. Any contractors and sub-contractors chosen by Tenant to perform the work in the Building or Leased Premises must be approved in advance by Landlord, which consent will not be unreasonably withheld, unless the alteration, addition or improvement involve the structural components of the Building or the Building systems, in which case Landlord, in its sole discretion, shall have the right to require Tenant to hire contractors regularly engaged by Landlord to perform work in the Building. Before making any alterations, additions, installations or improvements, Tenant, at its expense, shall obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord. Tenant agrees to carry and to cause all contractors and sub-contractors hired by Tenant to carry such workmen's compensation, general liability, personal and property damage insurance as Landlord may reasonably require, and Landlord shall be named as an additional insured on each of these policies. An increase in any taxes as a result of such alterations by Tenant shall be paid by Tenant.

     (b) All fixtures and all paneling, partitions, railings and like installations, alterations, additions and improvements installed in the Leased Premises at any time (including, but not limited to, those items installed pursuant to Tenant's Work), either by Tenant or by Landlord on Tenant's behalf, shall become the property of Landlord and shall remain upon and be surrendered with the Leased Premises unless Landlord, by notice to Tenant no later than 20 days prior to the date fixed as the Expiration Date (or in the event of termination of this Lease in advance of the Expiration Date, by notice to Tenant given with the notice of termination), elects to have them removed by Tenant, in which event, the same shall be removed from the Leased Premises by Tenant. Notwithstanding the foregoing, Landlord will make its election regarding removal of improvements at the time Landlord approves such improvements if such election by Landlord is expressly requested in writing by Tenant at that time and only in respect to certain specific improvements as determined by Landlord in its sole discretion. Notwithstanding the foregoing and provided that the following items can be disconnected from any Building system without the need for rewiring or reworking any Building system, then Tenant shall have the right to remove the supplemental generator, supplemental HVAC unit, and the UPS system, if any, installed by Tenant as authorized under this Lease. Nothing in this Section shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, movable office furniture and equipment, but upon removal of any such furniture, equipment and trade fixtures from the Leased Premises, Tenant shall return the Leased Premises to the condition existing prior to installation (subject to ordinary wear and tear, and damage by casualty) and repair any damage to the Leased Premises or the Building due to such removal. All property that was permitted or required to be removed by Tenant at the end of the Term but which remains in the Leased Premises shall be deemed abandoned and, at the election of Landlord, Landlord may either retain the property as Landlord's property or remove the property from the Leased Premises at Tenant's expense.

     Section 7.3. Mechanics' Liens.
                  ----------------

     (a) Tenant shall pay, before delinquency, all costs for work done or caused to be done by Tenant in the Leased Premises which could result in any lien or encumbrance on all or any part of Landlord's interest in the Building; shall keep the title to the Building free and clear of any lien or encumbrance in respect to such work; and shall indemnify and hold harmless Landlord against any claim, loss, cause of action, cost, demand, damages, judgment and legal or other expense (including without limitation attorneys' fees), whether in respect of any lien or otherwise, arising out of the supply of material, services or labor for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Building, and shall cause the same to be removed or bonded over as authorized by law within five (5) days (or such additional time as Landlord may consent to in writing). If Tenant fails to do so, Landlord may take such action as Landlord deems necessary to remove the same, and the entire cost of that action shall be immediately due and payable by Tenant to Landlord as Additional Rent.

     (b) Notwithstanding the foregoing, if Tenant shall desire to contest any lien or claim of lien, it shall have the right to do so on the condition that Tenant shall furnish Landlord, within the time stated above for removal of such lien or claim of lien, security in an amount not less than that required by statute in a form reasonably acceptable to Landlord, plus estimated costs, and if final judgment establishing the validity or existence of a lien for any amount is established, Tenant shall immediately pay and satisfy the same.

     (c) At least 10 days prior to the commencement of any work by Tenant on the Leased Premises, Tenant shall provide Landlord with written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work so that Landlord may avail itself of the provisions of statutes such as Cob. Rev. Stat. 38-22-105(2). During any such work, Landlord or its representatives shall have the right to enter and inspect the Leased Premises at reasonable times after notice as required by Section 12.1, and shall have the right to post and keep posted thereon notices such as those provided for by Cob. Rev. Stat. 38-22-105(2) and to take any further action which Landlord may deem to be proper for the protection of Landlord's interest in the Leased Premises.


ARTICLE 8. UTILITIES AND BUILDING SERVICES

     Section 8.1. Utilities and Services Provided.
                  -------------------------------

     (a) Subject to limitations and restrictions imposed by federal, state and/or local authorities and so long as Tenant is not in default under the terms of this Lease, Landlord shall furnish or cause to be furnished the following building standard service:

     (i) Heating and air-conditioning equipment for the Leased Premises asset forth in the plans attached to the Work Letter as Schedule B-I, provided Tenant shall contract for the utilities necessary to run such equipment as provided above in Section 4.2.

     (ii) Domestic cold and temperate water for the operation of lavatories and ordinary drinking fountains in the Building.

     (iii) Capacity for electric current to the Leased Premises limited to not more than 6 watts per square foot in the Leased Premises for normal office lighting and business machines which operate on standard 110 voltage and do not require special or additional air-conditioning. Subject to Landlord's review and approval as required under this Lease and compliance with all laws, rules, regulations and codes applicable to the Building, Tenant shall have the right to provide capability for electric current to the Premises in excess of 6 watts per square foot level set forth above.

     (b) Tenant shall purchase, install, maintain, repair and replace, as necessary, all light bulbs and fluorescent and other lighting tubes and ballasts used in the Leased Premises. Landlord shall purchase, install, maintain, repair and replace, as necessary, all light bulbs and fluorescent and other lighting tubes and ballasts used in the common areas of the Building, and the cost of such items and service shall be included in Operating Costs. Landlord may, at intervals not shorter than 75% of the rated life of the fluorescent tubes being used, cause all such tubes to be replaced at the same time, so as to maintain full operating efficiency and so as to avoid the undue expense of piecemeal replacement. No fluorescent tubes, other than standard warm and white types, may be used.

     (c) If heat generating machines or equipment (other than standard office equipment, such as typewriters, calculators, and small reproduction machines) are used in the Leased Premises which affect the temperature otherwise maintained by the air-conditioning system, Tenant (provided it complies with the requirements of Section 7.2 hereof) shall have the right to install supplementary air-conditioning units for the Leased Premises at the expense of Tenant, and Tenant will bear the cost of operating such equipment. Any air-conditioning units required for Tenant's computer systems shall be installed at the expense of Tenant, and the costs of operation and maintenance shall be paid by Tenant.

     (d) If Tenant uses or consumes water for any purposes other than ordinary drinking and lavatory purposes, or in unusual quantities (of which fact Landlord shall reasonably judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption. Tenant shall pay for water consumed as shown on such meter as Additional Rent as and when bills are rendered, and on Tenant's default in making such payment, Landlord may pay such charges and collect the same as additional rent from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by law or governmental order. Tenant shall not waste or permit the waste of water.

     Section 8.2. Interruption of Services. Landlord does not warrant that any
                  ------------------------
service will be free from interruptions caused by repairs, improvements, changes of service, alterations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel, water or supplies or other cause beyond the reasonable control of Landlord. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of all or any part of the Leased Premises, or render Landlord liable to Tenant for damages, by abatement of rent or otherwise except as specifically provided below, or relieve Tenant from performance of Tenant's obligations under this Lease. Tenant hereby waives and releases all claims against Landlord for damages for interruption or stoppage of service.

     Notwithstanding the provisions of this subsection above, if utility service to the Leased Premises is interrupted so that Tenant is prevented from using the Leased Premises for Tenant's normal business operations for five consecutive business days, and the cause is within Landlord's control, then Fixed Rent shall abate beginning with the sixth business day and continuing until service is restored, and if any such interruption causes the Leased Premises or any material portion thereof to be unusable for Tenant's normal business operations for more than ninety (90) consecutive days, Tenant shall have the right to terminate this Lease by notice to Landlord given after the 90th day and prior to the time, if at all, such services are restored, in which event both parties shall be relieved of all further obligations hereunder and the Letter of Credit shall be immediately returned to Tenant. However, Tenant will not be entitled to any abatement of Fixed Rent if the interruption in utility service arises from
(i) any renovation or alteration to the Leased Premises conducted by Tenant or at Tenant's request, (ii) any wrongful act or negligence on the part of Tenant or its contractors, agents, employers or representatives, or (iii) the failure by Tenant to timely pay any charges for such service and all other Rent due under this Lease. (For purposes of this Lease, the Term "business day" means any day other than a Saturday, Sunday or Legal Holiday.)

     Section 8.3. Energy Conservation and Security Policies. Landlord shall be
                  -----------------------------------------
deemed to have observed and performed the terms and conditions to be performed by Landlord under this Lease, including those relating to the provision of utilities and services, if in so doing it acts in accordance with a directive, policy, or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy conservation or security.


ARTICLE 9. TENANT'S PROPERTY TAX AND OTHER TAXES

     In addition to the Fixed Rent and other Additional Rent to be paid by Tenant under this Lease, Tenant shall reimburse Landlord, upon demand, for any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of Landlord and Tenant: (a) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of all or any part of the Leased Premises; or (b) upon the measured value of Tenant's personal property located in the Leased Premises, it being the intention of Landlord and Tenant that, to the extent possible, such personal property taxes shall be billed to and paid directly by Tenant; or (c) upon this transaction. Any reimbursement referred to above shall be collectible by Landlord as Additional Rent under this Lease.


ARTICLE 10. INSURANCE AND INDEMNITY

     Section 10.1. Landlord's Insurance. Landlord shall keep in force and effect
                   --------------------
(a) a policy of general liability, including bodily injury and property damages insurance with limits in the amount of not less than $1,000,000 for any occurrence and $2,000,000 policy aggregate; and (b) standard fire and extended coverage property insurance covering the full replacement cost of the Building (excluding Tenant Work).

     Section 10.2. Tenant's Insurance. At all times Tenant shall keep in full
                   ------------------
force and effect a policy of general liability, including bodily injury and property damage insurance with respect to the Leased Premises, in such limits as reasonably required from time to time by Landlord. The limits of general liability insurance on the Commencement Date shall be not less than $1,000,000 for any occurrence and $2,000,000 policy aggregate. These policies shall name Landlord and any person, firm or corporation designated by Landlord as additional insureds, and shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord 30 days' prior written notice. The insurance shall be written by an insurance company, licensed and qualified to do business in Colorado, which is reasonably acceptable to Landlord. A copy of the policy or a certificate of insurance shall be delivered to Landlord on or before the Commencement Date and each anniversary of the Commencement Date throughout the Term.

     Section 10.3. Indemnity and Non-Liability.
                   ---------------------------

     (a) Neither Landlord nor Landlord's agents, employees, contractors, officers, directors, shareholders, partners, or principals (disclosed or undisclosed) shall be liable to Tenant or Tenant's agents, employees, contractors, invitees, or licensees or any other occupant of the Leased Premises, and Tenant shall save Landlord, its successors and assigns and their respective agents, employees, contractors, officers, directors, shareholders, partners, and principals (disclosed or undisclosed) harmless for any loss, cost, liability, cause of action, claim, damage, expense (including reasonable attorneys' fees and disbursements), penalty, fine or judgment incurred in connection with or arising from any injury to Tenant or to any other person or for any damage to or loss (by theft or otherwise) of any of Tenant's property or of the property of any other person, irrespective of the cause of such injury, damage, or loss (including the acts or negligence of any tenant or of any owners or occupants of adjacent or neighboring property or caused by operations in construction of any private, public, or quasi-public work) unless due to the negligence or intentional acts of Landlord or Landlord's agents or employees. However, even if such loss or damage is caused by the negligence of Landlord, its agents or employees, Tenant waives, to the full extent permitted by law, any claim for consequential damages in connection therewith. Landlord and its agents and employees shall not be liable, to the extent of Tenant's insurance coverage, for any loss or damage to any person or property even if due to the negligence or intentionally tortious conduct of Landlord, its agents or employees.

     (b) Neither any (i) performance by Landlord, Tenant, or others of any repairs, improvements, alterations, additions, installations, substitutions, betterments, or decorations in or to the Building, Building equipment, or the Leased Premises, (ii) failure of Landlord or others to make any such repairs or improvements, (iii) damage to the Building, Building equipment, the Leased Premises, or Tenant's property, (iv) injury to any persons caused by other tenants in the Building, by operations in the construction of any private, public, or quasi-public work, or by any other cause, (v) latent defect in the Building, Building equipment, or the Leased Premises, nor (vi) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions
(i) through (v) shall impose any liability on Landlord by Tenant, except such liability as may be imposed upon Landlord: (1) by law for Landlord's negligence or the negligence of Landlord or its agents or employees in the operation or maintenance of the Building or the Building equipment; or (2) for the breach by Landlord of any express covenant of this Lease on Landlord's part to be performed. No representation, guaranty, or warranty is made or assurance given that the security systems, devices, or procedures of the Building will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of, any of Tenant's property or of the property of any other person, and Landlord reserves the right to discontinue or modify at any time such security systems or procedures, if any, without liability to Tenant. Landlord will provide Tenant with reasonable advance notice prior to discontinuing such security systems.

     (c) Subject to Paragraph 10.4 below, Tenant agrees to indemnify, defend, and hold Landlord, its employees, agents, and contractors harmless from all liability, costs, or expenses, including attorneys' fees, on account of damage to the person or property of any third party, including any other tenant in the Building, to the extent caused by the acts or omissions of Tenant, its employees, agents or contractors. Subject to Paragraph 10.4 below, Landlord agrees to indemnify, defend, and hold Tenant, its employees, agents, and contractors harmless from all liability, costs, or expenses, including attorneys' fees, on account of damage to the person or property of any third party, including any other tenant in the Building, to the extent caused by the acts or omissions of Landlord, its employees, agents or contractors.

     (d) Tenant shall pay to Landlord as Additional Rent, within five days following rendition by Landlord to Tenant of bills or statements therefor, sums equal to all losses, costs, liabilities, causes of action, claims, damages, expenses, fines, penalties, and judgments referred to in this Section 10.3. Tenant hereby agrees to indemnify, defend and hold Landlord, its employees, agents and contractors harmless from all liability, costs and expenses, including attorneys' fees arising out of Tenant's default in the performance of any of the terms of this Lease.

     (e) Tenant's obligations under this Section 10.3 shall survive the expiration or earlier termination of this Lease.

     Section 10.4. Waiver of Subrogation. Notwithstanding any other provision of
                   ---------------------
this Lease to the contrary, Landlord and Tenant each hereby waive any right of recovery against the other party, its employees, agents, and contractors for any loss or damage that is caused by any peril covered by standard fire and extended coverage insurance or any other insurance actually carried (or required to be carried under this Lease) by the party suffering the loss or damage and in force at the time of such loss or damage. Landlord and Tenant shall cause their respective insurers to issue appropriate waivers of subrogation rights and endorsements to all policies of insurance carried in connection with the Building or the Leased Premises or the contents thereof. Tenant agrees to cause all other occupants of the Leased Premises claiming by, under, or through Tenant to execute and deliver to Landlord a waiver of claims as stated above and to obtain waivers of subrogation rights and endorsements as stated above.


ARTICLE 11. DAMAGE BY CASUALTY

     Section 11.1. Notice. Tenant shall give immediate written notice to
                   ------
Landlord of any damage to the Leased Premises by fire or other casualty.

     Section 11.2. Restoration of Improvements.
                   ---------------------------

     (a) In the event the Leased Premises are damaged by fire or other casualty, unless this Lease is terminated as provided below, Landlord shall proceed with reasonable diligence, at its sole cost and expense, to repair the Leased Premises. If such repairs cannot, in Landlord's sole determination, be made within 120 days after the occurrence of such damage (without the payment of overtime or other premiums), Landlord shall notify Tenant within 30 days after such casualty of the approximate length of time Landlord estimates will be required to complete such repairs, and either party may terminate this Lease by written notice to the other within 15 days after Landlord notifies Tenant of the estimated time for completion of such repairs. Until any such repairs to the Leased Premises are completed, the Fixed Rent shall be abated in proportion to the part of the Leased Premises, if any, that is unusable by Tenant In the conduct of its business (but there shall be no abatement of Fixed Rent by reason of any portion of the Leased Premises being unusable for a period of five business days or less). If the fire or other casualty is due to the negligence or misconduct of Tenant, its agents, employees, contractors, or invitees, there shall be no abatement of Fixed Rent, and Tenant shall be liable to Landlord for the amount by which the cost of such repairs exceeds the insurance proceeds received by Landlord or the amount of insurance proceeds that would have been received by Landlord had Landlord maintained the insurance required under this Lease, whichever is greater. If any deadline for the giving of any notice required from Landlord under this Section or for the completion of repairs is delayed because of (a) insurance settlement procedures, (b) failure of any mortgagees to agree to or approve the repair, changes, deletions or additions in construction requested by Tenant, or (c) strikes, lockouts, casualties, acts of God, war, material or labor shortages, government regulations or control or other causes beyond the control of Landlord, then the period for the giving of such notice or the completion of such repair shall be extended for the amount of time Landlord is so delayed.

     (b) If the Building or the Leased Premises shall be totally destroyed or substantially damaged by a casualty or if insurance proceeds from any insured casualty shall not be made available to Landlord by the holder of any mortgages affecting the Building, then, in either event, Landlord may elect either to rebuild and repair the Building and the Leased Premises or to terminate this Lease, effective upon giving notice of such election, in writing, to Tenant within 30 days after the occurrence of such casualty. Without limiting the generality of the foregoing, the Building shall be deemed to have been substantially damaged if more than one-third of the rentable square feet of the Building (as stated in Article 1) has been damaged or destroyed or if the Building shall be so damaged that Landlord shall decide to demolish it. Damage to the Building or the Leased Premises caused by a casualty not covered by Landlord's insurance shall be deemed substantial if the cost of repairing such damage will, in Landlord's sole determination, exceed $50,000. Landlord's obligation to rebuild and repair under this Section shall in any event be limited to restoring the Building and the Leased Premises to substantially the condition in which they existed prior to the casualty. In no event shall Landlord be required to repair any of Tenant's leasehold Improvements, fixtures, equipment, furniture, furnishings, and personal property, and Tenant agrees that, promptly after the completion of such work by Landlord, it will proceed with reasonable diligence and at its sole cost and expense to rebuild, repair, and restore its fixtures, equipment and other installations.

     Section 11.3. Damage During Last Year of Lease Term. Without limiting
                   -------------------------------------
Landlord's rights under Section 11.2, in the event the Leased Premises shall be substantially damaged, in Landlord's reasonable judgment, during the last year of the Term, Landlord may elect either to rebuild or repair the Leased Premises or to terminate this Lease effective upon giving notice of such election, in writing, to the Tenant within 30 days after the happening of the fire or other casualty.


ARTICLE 12. RIGHTS RESERVED TO LANDLORD

     Section 12.1. Access to Leased Premises. Landlord and Landlord's agents
                   -------------------------
shall have the right (but shall not be obligated) to enter the Leased Premises in any emergency at anytime, and to perform any acts related to the safety, protection or preservation of the Leased Premises. Landlord shall give such notice of such entry as is reasonable under the circumstances to prevent damage to or interfere with any of Tenant's equipment in the Leased Premises. At other reasonable times, and upon reasonable notice, Landlord and its agents may enter the Leased Premises to examine them and make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the Leased Premises or to any other portion of the Building or for the purpose of complying with laws, regulations and other requirements of governmental authorities. Tenant shall permit Landlord to install, use, maintain and replace unexposed pipes, wires, ducts, and conduits in and through the Leased Premises and Landlord will use commercially reasonable efforts not to unreasonably interfere with Tenant's operation in the Premises in connection with Landlord's exercise of this right. Landlord may, during the progress of any work in the Leased Premises, take all necessary materials and equipment into the Leased Premises and close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities without such interference constituting an eviction. Tenant shall not be entitled to any abatement of Rent or any damages by reason of loss or interruption of business or otherwise during such periods. During such periods, Landlord shall use reasonable efforts to minimize any interference with Tenant's use of the Leased Premises for its normal business operations. Tenant shall at all times have access to the Leased Premises, and at least one elevator shall be operational at all times (subject to customary maintenance and repair obligations). Throughout the Term, Landlord shall have the right to enter the Leased Premises at reasonable hours, and upon reasonable notice, for the purposes of showing the same to prospective purchasers and mortgagees, and during the last six months of the Term, to prospective tenants. Also during the last six months of the Term, Landlord may place "For Rent" notices upon the Common Areas of the Building. If Tenant is not present to open and permit an entry into the Leased Premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, provided reasonable care is exercised to safeguard Tenant's property. Such entry shall not render Landlord or its agents liable, nor shall the obligations of Tenant under this Lease be affected by such entry unless Landlord fails to use reasonable care in such entry.

     Section 12.2. Relocation of Leased Premises. [Intentionally Omitted]
                   -----------------------------

     Section 12.3. Additional Rights. Landlord shall have the following
                   -----------------
additional rights exercisable without notice (except as provided below) and without liability to Tenant for damage or injury to property, personal business, all claims for damage being hereby released, and without effecting an eviction or disturbance of Tenant's use or possession of the Leased Premises or giving rise to any claim for setoffs or abatement of Rent. Landlord shall use reasonable efforts to minimize any interference with Tenant's use of the Leased Premises for its normal business operations, Tenant shall at all times have access to the Leased Premises, and at least one elevator shall be operational at all times (subject to customary maintenance and repair obligations):

     (a) Upon 30 days' notice, to change the name, number or designation by which the Building may be known;

     (b) To make such changes in or to the Building, including the Building equipment and systems, as Landlord may deem necessary or desirable, provided that any such change does not deprive Tenant of a reasonable means of access to the Leased Premises or unreasonably interfere with the use of the Leased Premises, or unreasonably interfere with any supplemental system installed by Tenant hereunder;

     (c) To have access to all mail chutes, if any, according to the rules of the United States Postal Service or any successor;

     (d) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise and to establish their right to enter or leave, and to exclude or expel any peddler, solicitor or beggar at any time from the Leased Premises or the Building;

     (e) To approve the weight, size and location of safes, and other heavy articles in and about the Leased Premises and the Building or Tenant agreeing that Tenant shall not install such items until Tenant has obtained that approval in writing which approval shall not be unreasonably withheld;

     (f) To grant to anyone the exclusive right to conduct any business or render any services in the Building, provided such exclusive right shall not operate to exclude Tenant from using the Premises for its general office and network operations center;

     (g) To close the Building at such reasonable times after Normal Business Hours as Landlord may determine, subject, however, to Tenant's right to admittance under such regulations as shall be prescribed from time to time by Landlord and as otherwise provided in this Lease;

     (h) To install a key pad or other coded access system in the Building, the cost of which shall be included in Operating Costs under Section 4.1(g) above.


ARTICLE 13. EMINENT DOMAIN

     Section 13.1. Taking of Leased Premises. If all of the Leased Premises
                   -------------------------
shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Leased Premises (the "Date of Taking"). If so much of the Leased Premises (but less than all) is taken as shall render the Leased Premises untenantable, Tenant shall have the right to terminate within thirty (30) days after the Date of Taking.

     Section 13.2. Partial Taking of Building. If only part of the Building is
                   --------------------------
taken or purchased as set out in Section 13.1, then:

     (a) If in the reasonable opinion of Landlord, substantial alteration or reconstruction (or demolition) of the Building is necessary as a result of the taking or purchase, whether or not the Leased Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least thirty (30) days' written notice of such termination, and

     (b) If more than one-third of the rentable square feet of the Building is included in such taking or purchase, Landlord and Tenant shall each have the right to terminate this Lease by giving the other at least thirty (30) days' written notice thereof.

     If either party exercises its right of termination under Section 13.1 or
13.2 (and any such right must be exercised within thirty (30) days after the Date of Taking, failing which such right shall be deemed waived), this Lease shall terminate on the date stated in the notice, provided, however, that no such termination may occur later than sixty (60) days after the Date of Taking.

     Section 13.3. Surrender. On the date of any termination under Section 13.1
                   ---------
or 13.2, Tenant shall immediately surrender to Landlord the Leased Premises and all interests under this Lease, and Tenant shall pay Landlord Rent through the date of termination (or through the Date of Taking, if such date shall not be the same as the date of termination).

     Section 13.4. Rent Adjustment for Partial Taking of Leased Premises. If any
                   -----------------------------------------------------
portion of the Leased Premises (but less than the whole thereof) is so taken, and no rights of termination conferred under this Article are timely exercised, the Term shall expire with respect to the portion so taken on the Date of Taking. In such event, the Rent thereafter payable under this Lease shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of rentable square feet in the Leased Premises.

     Section 13.5. Awards. Upon any such taking or purchase, Landlord shall be
                   ------
entitled to receive and retain the entire award or consideration for the affected lands and improvements, and Tenant shall not have or advance any claim against Landlord for the value of its property or its leasehold estate of the unexpired Term, or for the costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing in this Article shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account, a separate award from the condemning authority attributable to the taking or purchase of Tenant's trade fixtures and any tenant improvements paid for by Tenant, or the removal or relocation of its business and effects, or the interruption of its business, provided that Landlord's award is not diminished by the separate award. If any such award made or compensation paid to either party specifically includes an award amount for the other, the party first receiving the same shall promptly account therefor to the other.


ARTICLE 14. ASSIGNMENT AND SUBLETTING

      Section 14.1. Consent Required. Tenant shall not assign, mortgage, pledge,
                    ---------------
encumber or in any manner transfer this Lease or any part of the Leased Premises, or allow any third party to occupy the Leased Premises, without the prior written consent of Landlord in each instance, which Landlord shall not unreasonably withhold. Any attempt to do any of such acts without such consent shall be null and void and of no effect. A transfer of control of Tenant, including but not limited to a transfer of stock if Tenant is a corporation (unless pursuant to a legitimate capital restructuring, i.e. an IPO) shall be deemed an assignment under this Lease and shall be subject to all the provisions of this Article, including the requirement of obtaining Landlord's prior written consent. The consent by Landlord to any assignment, mortgage, pledge, encumbrance, transfer, subletting or occupancy by a third party shall not constitute a waiver of the necessity for such consent to any subsequent assignment, mortgage, pledge, encumbrance, transfer, subletting or occupancy by a third party. This prohibition against assigning, mortgaging, pledging, encumbering, transferring, subletting or occupancy by a third party shall be construed to include a prohibition against any assignment, mortgage, pledge, encumbrance, transfer, subletting or occupancy by a third party by operation of law.

     If this Lease is assigned, or if all or any part of the Leased Premises or any part is sublet or occupied by anybody other than Tenant, Landlord may collect Rent from the assignee, subtenant or occupant, and apply the net amount collected to the Fixed Rent and Additional Rent reserved under this Lease, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of its covenants in this Lease.

     Notwithstanding any assignment, mortgage, pledge, encumbrance, transfer, sublease or occupancy by a third party, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease.

     Further, any consent to a sublease or other occupancy agreement shall be conditioned upon Landlord recovering fifty percent (50%) of the difference, if any, between the Fixed Rent paid by the sublessee or occupant (less brokerage commissions and tenant improvement allowance) over the Fixed Rent due the Landlord under this Lease, and any consent to an assignment shall be conditioned upon receipt of fifty percent (50%) of any premium fee or other charge paid by the proposed assignee to the Tenant.

     Tenant acknowledges and agrees that, without otherwise limiting the grounds under this Lease or applicable law on which Landlord may reasonably withhold its consent to any request by Tenant to assign this Lease or sublet the Leased Premises or otherwise transfer any interest in this Lease or right to occupy the Leased Premises, it shall be reasonable for Landlord to withhold its consent to any such request to an assignment, sublease or other transfer if,

          (1) the use of the Leased Premises contemplated by the proposed transferee would significantly increase the pedestrian and/or vehicular traffic in and around the Building or would generally not conform with the other tenant uses in the Building, or

          (2) The financial strength and business reputation of the proposed transferee is unacceptable to Landlord in its reasonable discretion.

Without limiting the generality of the foregoing, Tenant acknowledges that the Leased Premises may not be used for welfare agencies; medical offices; counseling clinics; employment agencies; parole offices; call services; telephone bank offices; governmental offices; travel agencies; merchandise sales; storage of merchandise; safe deposit businesses; recording, dance or music studios; labor unions; beauty salons or barber shops; schools; public stenographers' or typists' offices; businesses of photographic or multilith or multigraph reproductions or offset printing (not precluding, however, the use of part of a leased space for the tenant's own printing in connection with its own business operations); executive suites; preparation of food for sale on or off of the premises; sale of food; and businesses dealing generally with the public so as to generate a large amount of foot traffic within or around the Building.

     Notwithstanding anything to the contrary contained hereinabove in this
Section 14, Tenant shall have the right, without obtaining Landlord's prior written consent, to assign or sublease all or any portion of the Premises to the following parties on the following conditions: (A) Any subsidiary or affiliate of Tenant, provided Tenant owns a substantial interest in such affiliate or subsidiary; (B) Any parent corporation of Tenant; (C) Any subsidiary or affiliate of Tenant's parent corporation if such parent owns a substantial interest in such subsidiary or affiliate; or (D) Any corporation into which Tenant may be merged or consolidated or which purchases all or substantially all of the assets or stock of Tenant; provided that the resulting corporation has a net worth at least equal to Tenant's net worth as of the date hereof. Tenant's rights hereunder are further conditioned on: (i) Tenant continues to remain primarily liable on its obligations set forth herein; (ii) Any such subtenant and/or assignee shall assume and be bound by all obligations of Tenant for payment of all amounts of rental and other sums and the performance of all covenants required by Tenant pursuant to this Lease; (iii) Any such subtenant and/or assignee intends to operate the Premises in accordance with the usage restrictions of this Lease; and (iv) Not less than thirty (30) days prior to the effective date of such transaction, Tenant shall provide Landlord with copies of the documents evidencing such transaction and such evidence as Landlord may reasonably require to establish that such transaction falls within the terms and provisions of this subparagraph. A transfer of stock of Tenant shall not be deemed an assignment under this Lease unless such transfer (i) is made without receipt of adequate consideration therefor (including, without limitation, the value of services); and (ii) results in a change of control of management of Tenant. If Tenant becomes a publicly traded company, then in no event shall any transfer of stock via the publicly recognized over the counter exchange be deemed an assignment under this provision.

ARTICLE 15. BANKRUPTCY

     Section 15.1. Prior to Commencement Date. If at any time prior to the
                   --------------------------
Commencement Date there shall be filed against Tenant by any third party in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property which is not dismissed within sixty (60) days, this Lease shall ipso facto be canceled and terminated, and in such event, neither Tenant
      ---- -----
nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court, shall be entitled to possession of the Leased Premises, and Landlord, in addition to exercising the other rights and remedies provided in this Lease or in any statute or rule of law, may retain as damages any Rent, Security Deposit or moneys received by it from Tenant or others on behalf of Tenant. If at any time prior to the Commencement Date there shall be filed by Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property or if Tenant makes an assignment for the benefit of creditors, this Lease shall ipso facto be canceled and terminated, and in such
                            ---- -----
event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court, shall be entitled to possession of the Leased Premises, and Landlord, in addition to exercising the other rights and remedies provided in this Lease or in any statute or rule of law, may retain as damages any Rent, Security Deposit or moneys received by it from Tenant or others on behalf of Tenant.

     Section 15.2. During the Term of this Lease. If on the Commencement Date or
                   -----------------------------
at any time during the Term there shall be filed against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency of for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property which is not dismissed within sixty (60) days, this Lease, at the option of Landlord may be canceled and terminated, and in such event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Leased Premises but shall immediately surrender the Leased Premises to Landlord, and Landlord, in addition to exercising the other rights and remedies provided in this Lease or in any statute or rule of law, may retain as damages any Rent, Security Deposit, or moneys received by it from Tenant or others on behalf of Tenant. If on the Commencement Date or at any time during the Term there shall be filed by Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency of for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, this Lease, at the option of Landlord may be canceled and terminated, and in such event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Leased Premises but shall immediately surrender the Leased Premises to Landlord, and Landlord, in addition to exercising the other rights and remedies provided in this Lease or in any statute or rule of law, may retain as damages any Rent, Security Deposit, or moneys received by it from Tenant or others on behalf of Tenant.

     Section 15.3. Measure of Damages. In the event of the termination of this
                   ------------------
Lease pursuant to Section 15.1 or 15.2 above, Landlord shall be entitled to the same rights and remedies as set forth in Article 16.

     Section 15.4. Adequate Assurance of Future Performance. In the event of the
                   ----------------------------------------
occurrence of any of the events specified in this Article, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights under this Lease to terminate this Lease upon the occurrence of such events, then, in addition to any other rights of Landlord allowed under this Lease or by law, Landlord shall not be obligated to provide Tenant with any of the services specified in Article 8, unless Landlord has received compensation in advance for such services, and the parties agree that Landlord's reasonable estimate of the compensation required with respect to such services shall control. Further, neither Tenant, as debtor-in-possession, nor any trustee or other person (referred to in this Lease as the "Assuming Tenant") shall be entitled to assume this Lease unless, on or before the date of such assumption, the Assuming Tenant
(x) cures, or provides adequate assurance that the latter will promptly cure, any existing default under this Lease, (y) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary loss, including, without limitation, attorneys' fees and disbursements resulting from such default, and (z) provides adequate assurance of future performance under this Lease. The parties agree that, for such purposes, any cure or compensation shall be effected by the immediate payment of any monetary default or any required compensation, or the immediate correction or bonding of any nonmonetary default; any "adequate assurance" of such cure or compensation shall be effected by the establishment of an escrow fund for the amount at issue or by bonding; and "adequate assurance" of future performance shall be effected by the deposit of cash security in an amount equal to the sum of six (6) months' Fixed Rent for the calendar year immediately preceding such assignment plus an amount equal to any increase in Rent under Article 4 for the calendar year preceding the year in which such assumption is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease.

     Landlord and Tenant agree that the foregoing provision was a material part of the consideration for this Lease.


ARTICLE 16. TENANTS DEFAULT

     Section 16.1. Events of Default. The occurrence of any of the following
                   -----------------
events shall constitute a default by Tenant under this Lease:

     (a) Tenant shall have failed to pay any installment of Rent within five days after written notice that such payment is overdue; provided, however, Tenant is not entitled to more than two (2) notices of delinquent payments during any calendar year and, if thereafter during such calendar year any Fixed Rent, Additional Rent or other monetary sum owing is not paid when due, an Event of Default shall automatically occur;

     (b) Tenant shall have failed to comply with any other, non-monetary obligation of Tenant under this Lease and Tenant shall have failed to cure such non-monetary default within 15 days after Landlord, by written notice, has informed Tenant of such noncompliance (except that in the case of a default which cannot with due diligence be cured within a period of 15 days, Tenant shall have such additional time to cure same as may reasonably be necessary, provided Tenant begins to correct the breach within the 15-day period and proceeds promptly, effectively, continuously and with due diligence to cure such default after receipt of said notice);

     (c) Tenant shall abandon the Leased Premises;

     (d) Whenever Tenant, its employees, agents, mortgagees, invitees or any other individuals who are in or about the Building as a result of Tenant's presence in the Building have caused on more than one occasion material damage to the Building.

     Section 16.2. Termination or Re-Entry. In the event of any default by
                   -----------------------
Tenant, then, notwithstanding the fact that Landlord has or may have some other remedy under or by virtue of this Lease or in law or in equity, Landlord shall have the following remedies:

     (a) Landlord may give Tenant a notice of termination of this Lease (the "Termination Notice"), specifying a day not less than five days after Landlord gives Tenant the Termination Notice, and, upon the giving of the Termination Notice, this Lease and the Term and estate granted by it shall expire and terminate upon the day specified in the Termination Notice as fully and completely and with the same force and effect as if the day so specified were the Expiration Date, and all rights of Tenant shall terminate, but Tenant shall remain liable for damages as provided below.

     (b) Landlord, without further notice and without terminating this Lease, may enter upon, re-enter, possess and repossess itself of the Leased Premises, by force, summary proceeding, ejectment or otherwise, and may dispossess and remove Tenant and all other persons and property from the Leased Premises and may have, hold and enjoy the Leased Premises and the right to receive all rental and other income of and from the Leased Premises.

     (c) Landlord shall have the right of injunction, and Tenant agrees to pay the premium for any bond required in connection with such injunction.

     (d) Landlord shall be permitted to exercise any other rights or remedies set forth in this Lease or otherwise applicable to it by operation of law or contract.

     Section 16.3. Damages. Tenant covenants and agrees that in the event of the
                   -------
expiration or termination of this Lease or re-entry by Landlord under any of the provisions of this Article 16 or pursuant to law by reason of Tenant's default under this Lease, Tenant shall remain liable for all Rent (including any late charges imposed under Section 3.3) accrued and unpaid to the date of such termination or re-entry. Landlord will use commercially reasonable efforts to mitigate its damages. Tenant shall also pay to Landlord as damages with respect to this Lease the following:

     (a) All expenses incurred by Landlord for legal costs, for attorneys' fees and disbursements incurred by Landlord in enforcing the performance by Tenant and in exercising the rights and remedies of Landlord under this Lease, whether or not Landlord resorts to formal litigation or other legal proceedings, and for any court costs; for reletting (including without limitation advertising and brokerage costs); for putting and maintaining the Leased Premises in good order condition and repair; for preparing the Leased Premises for reletting; and for all costs incurred in connection with the appointment of and performance by any receiver. If the new lease term extends beyond the Term or the premises covered thereby includes other premises not part of the Leased Premises, a fair apportionment of the reletting expenses will be made, and any rental concessions will be amortized over the term of the new lease, plus,

     (b) Sums equal to the Rent which would have been payable by Tenant had this Lease not been so terminated, or had Landlord not so re-rented the Lease Premises, payable upon the days specified in this Lease following such termination or such re-entry and until the Expiration Date of the Lease; provided, however, that if the Lease Premises shall be leased or re-let during said period, Landlord shall credit Tenant with the new rent, if any, received by Landlord from such leasing or re-letting, after first deducting from the gross rents as and when received by Landlord from such leasing or re-letting the expenses incurred or paid by Landlord in terminating this Lease or of re-entering the Leased Premises and of securing possession thereof, as well as the expense of leasing and re-letting, including altering and preparing any portion of the Leased Premises for new tenants, brokers' commissions and all other expenses properly chargeable against the Leased Premises and the rents for the Leases Premises. If the new lease term extends beyond the Term or the premises covered thereby includes other premises not part of the Leased Premises, a fair apportionment of the reletting expenses will be made, and any rental concessions will be amortized over the term of the new lease, as more fully described in subsection (a) above; but in no event shall Tenant be entitled to receive any excess of such net rental payments over the Rent payable by Tenant to Landlord under this Lease.

     At the election of Landlord, in lieu of collecting any or further monthly deficiencies as set forth in this subsection (b) above, Landlord shall be entitled to recover from Tenant, as liquidated damages for such breach, in addition to any damages becoming due under subsection (a) above, a sum which represents the excess, if any, of the present value of the aggregate of the Rent which would have been payable by Tenant for the period commencing with the date of the breach and ending with this Expiration Date of the Lease, had this Lease not so terminated or had Landlord not so re-entered the Leased Premises, minus the present reasonable fair market rental value of the Leased Premises for the same period, both discounted to the date of the default of an annual rate of not more than one point in excess of the discount rate as announced from time to time by the Federal Reserve Bank in Denver Colorado

     Suit or suits for the recovery of any and all damages or any installments of damage payments provided for under this Lease may be brought by Landlord from time to time at its election, and nothing contained in this Lease shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been terminated under the provisions of this Article 16, or under provisions of any law, or had Landlord not re-entered the Leased Premises.

     Nothing contained in this Lease shall be construed as limiting or precluding the recovery by Landlord against Tenant of any damages to which Landlord may lawfully be entitled in any cause other than those particularly provided for above.


ARTICLE 17. SURRENDER

     Section 17.1. Possession. Upon the expiration or earlier termination of
                   ----------
this Lease, Tenant shall immediately surrender possession of the Leased Premises in as good a state and condition as they were entered into, reasonable wear and tear and casualty damage (other than that which Tenant is obligated to repair) excepted. Upon such surrender, all rights, title and interest of Tenant in the Leased Premises shall cease.

     Section 17.2. Trade Fixtures, Personal Property and Improvements. Subject
                   --------------------------------------------------
to Tenant's right under Article 8, after the expiration or other termination of this Lease, all of Tenant's trade fixtures, personal property, and improvements remaining in the Leased Premises shall be deemed conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account for same, and Tenant shall pay to Landlord on written demand all costs incurred by Landlord in connection with the property including, but not limited to, the costs of repairing any damage to the Building or the Leased Premises caused by removal of such property. Tenant's obligations under this Section shall survive the expiration or earlier termination of this Lease.

     Section 17.3. Merger. The voluntary or other surrender of this Lease by
                   ------
Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord shall not work a merger, and, at Landlord's option, shall terminate all or any subleases and subtenancies or operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option under this Section shall be exercised by notice to Tenant and all known sublessees or subtenants in the Leased Premises.

     Section 17.4. Payments After Termination. No payments of money by Tenant to
                   --------------------------
Landlord after the expiration or other termination of the Term shall reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Leased Premises, Landlord may receive and collect any sums of Rent due under this Lease, and the payment of those sums shall not make ineffective any notice or in any manner affect any pending suit or any judgment obtained.


ARTICLE 18. HOLDING OVER

     If Tenant retains possession of all or any part of the Leased Premises after the expiration or termination of this Lease, at Landlord's option Tenant shall be deemed to be unlawfully retaining possession or shall be deemed to be a month-to-month tenant of the Leased Premises on all the terms and conditions of this Lease, except that Tenant shall pay as Rent a sum equal to twice the amount, including Fixed Rent and Additional Rent payable for the month preceding such holding over, computed on a daily basis for each day that Tenant remains in possession. In addition to such Rent, Tenant shall be liable for and shall pay to Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over.


ARTICLE 19. NO WAIVER: REMEDIES CUMULATIVE

     Section 19.1. No Waiver. No waiver by Landlord or Tenant of a breach of any
                   ---------
covenants, agreements, obligations or conditions of this Lease shall be construed to be a waiver or any future breach of the same or any other covenant, agreement, obligation or condition of this Lease.

     Section 19.2. Remedies Cumulative. The rights and remedies created by this
                   -------------------
Lease are cumulative, and the use of one remedy shall not be taken to exclude or waive the right to use of another, or exclude any other right or remedy allowed by law.


ARTICLE 20. ESTOPPEL CERTIFICATE, SUBORDINATION ATTORNMENT

     Section 20.1. Estoppel Certificate. At any time upon not less than 10 days'
                   --------------------
prior written request, Tenant and Landlord each shall execute and deliver in recordable form and in substance satisfactory to the other, an estoppel certificate certifying (a) the date to which Rent has been paid; (b) the amount of any Security Deposit; (c) that Tenant has accepted the Leased Premises; (d) that this Lease is in full force and effect and has not been modified or amended (or if modified or amended, denominating the same); and (e) that there are not defenses or offsets to the obligation for Rent or defaults of the other party under this Lease (or if any be claimed, denominating the same); and (f) such other matters as the requesting party may reasonably request. If the certificate is to be delivered to a purchaser of all or part of the Building (including the Land), it shall further include the agreement of Tenant to recognize such purchaser as Landlord under this Lease. The purchaser must assume Landlord's obligations under this Lease, and thereafter Tenant will pay Rent to the purchaser or its designee in accordance with the terms of this Lease, and Tenant acknowledges that any such purchaser may rely on such estoppel certificate. Tenant's failure to deliver such certificate within such time shall be conclusive evidence that this Lease is in full force and effect without modification, that there are no defaults and that all of the foregoing and any other matters required to be stated in the certificate are true and correct.

     Section 20.2. Subordination. This Lease is subject and subordinate to all
                   -------------
ground or underlying leases, mortgages and deeds of trust which now affect the Building or any portion thereof (including the Land) and to all renewals, modifications, consolidations, replacements and extensions thereof. It is further agreed that this Lease may, at the option of Landlord, be made subordinate to any ground or underlying leases, mortgages, or deeds of trust which in the future may affect the Building or any portion thereof (including the Land) or affect any ground or underlying leases and that Tenant, or Tenant's successors in interest, will execute and deliver upon the demand of Landlord any and all instruments desired by Landlord subordinating this Lease to such lease, mortgage or deed of trust. At Tenant's request, Landlord agrees to use its reasonable efforts to obtain a non-disturbance agreement (acknowledging that so long as Tenant fulfills all of its obligations under the Lease, its possession will not be disturbed) from any present or future mortgagees of the Building (on the lenders then current form); however, such efforts shall not require Landlord to expend any costs or expenses, including attorneys' fees, in making such request.

     Section 20.3. Attornment. Tenant agrees that, at the option of the ground
                   ----------
lessor under any ground lease now or later affecting all or part of the Building (including the Land), Tenant shall attorn to such ground lessor in the event of the termination or cancellation of such ground lease, and if requested by such ground lessor, enter into a new lease with the ground lessor (or a successor ground-lessee designated by such ground lessor) for the balance of the Term then remaining under this Lease upon the same terms and conditions as those provided in this Lease.

     Section 20.4. Mortgages. In the event of foreclosure or exercise of power
                   ---------
of sale under any mortgage or deed of trust now or later affecting all or part of the Building (including the Land), the holder of any such mortgage or deed of trust (or purchaser at any sale pursuant thereto) shall have the option (a) supplementing this Article, to require Tenant to attorn to such holder or purchaser, and to enter into a new lease with such holder or purchaser (as Landlord) for the balance of the Term then remaining under this Lease upon the same terms and conditions as those provided in this Lease, or (b) notwithstanding this Article, to elect that this Lease become or remain, as the case may be, superior to said mortgage or deed of trust.

     Tenant shall, upon request by any such holder or purchaser, execute and deliver any and all instruments desired by such holder or purchaser evidencing the superiority of this Lease to any such mortgage or deed of trust.


ARTICLE 21. QUIET ENJOYMENT

     Landlord covenants and agrees with Tenant that upon Tenant paying the Fixed Rent and Additional Rent and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Leased Premises, subject, nevertheless, to the terms and conditions of this Lease and to any ground leases, underlying leases and mortgages.


ARTICLE 22. NOTICES

     Whenever any notice is required or permitted under this Lease, such notice shall be in writing. Any notice or document required or permitted to be delivered under this Lease shall be deemed to be delivered and received (a) when delivered personally to any representative of the party served, or (b) one business day after timely deposit with a commercial overnight courier service, charges prepaid, or (c) three business days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the appropriate address for the notified party first given in
Article I, or at such other address as such party shall have previously specified by written notice delivered in accordance with this Article.


ARTICLE 23. MISCELLANEOUS PROVISIONS

     Section 23.1. Governing Law. This Lease shall be governed by and construed
                   -------------
under the laws of the State of Colorado.

     Section 23.2. Construction. The necessary grammatical changes required to
                   ------------
make the provisions of this Lease apply in the plural sense where there is more than one party constituting Tenant and to either corporations, associations, partnerships or individuals, male or female, shall in all instances be assumed as though fully expressed. As used in this Lease, the term "Tenant" shall mean and include, at any given time, Tenant named in this Lease and any person, firm, corporation, or other legal entity, immediate or remote, to which interest in this Lease shall be assigned pursuant to the terms of this Lease. If there is more than one person or entity who or which are the Tenant under this Lease, the obligations imposed upon Tenant under this Lease shall be joint and several. The relationship between Landlord and Tenant created under this Lease shall be that of lessor and lessee, and nothing in this Lease shall be construed as creating any joint venture or partnership. The captions used in this Lease are for convenience only, and do not in any way limit or amplify the terms and provisions of this Lease. As used in this Lease, the term "mortgage" includes a "deed of trust".

     Section 23.3. Security Services. Landlord shall not be obligated to provide
                   -----------------
or maintain any security patrol or security system. However, if Landlord elects to provide such patrol or system, the cost thereof shall be included in Operating Costs as defined in Section 4.1. Landlord shall not be responsible for the quality of any such patrol or system which may be provided under or for damage or injury to Tenant, its employees, invitees or others due to the failure, action or inaction of such patrol or system.

     Section 23.4. Parties Bound. It is agreed that this Lease, and each and all
                   -------------
covenants and obligations of it, shall be binding upon and inure to the benefit of, as the case may be, the parties to this Lease, their respective heirs, executors, administrators, successors and assigns, subject to all agreements and restrictions contained in this Lease with respect to assignment or other transfer of Tenant's interest in this Lease. Landlord and Tenant, each to the other, represent that the person signing this Lease has the full authority to execute and deliver this Lease.

     Section 23.5. No Representations by Landlord. Neither Landlord nor
                   ------------------------------
Landlord's agents have made any representations or promises with respect to the physical condition of the Building or any portion thereof (including the Land), the Demised Premises, permissible uses of the Leased Premises, the rents, leases, expenses or operation or any other matter or thing affecting or related to the Leased Premises except as expressly set forth in this Lease, and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the Building and the Leased Premises and is thoroughly acquainted with their condition, and agrees to accept the same "as is" subject to the punch list items, if any, permitted in Section 2.6 of this Lease and latent defects which Tenant must notify landlord in writing within six (6) months after the Commencement Date. All understandings and agreements previously made between the parties to this Lease are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant, and any executory agreement later made shall be ineffective to change, modify, discharge or effect an abandonment of it, in whole or in part, or a surrender of this Lease or of all or any part of the Leased Premises or of any interest of Tenant in the Leased Premises unless such executory agreement is in writing and signed by Landlord and Tenant.

     Section 23.6. Brokers. Tenant warrants that it has had no dealings with any
                   -------
broker, agent or any other person in connection with the negotiation or execution of this Lease other than the broker(s) identified in Article I. Landlord warrants to Tenant that it has had no dealings with any broker, agent or any other person in connection with the negotiation or execution of this Lease other than the broker(s) identified in Article 1. Landlord shall pay a commission to Landlord's broker pursuant to a separate written agreement between Landlord and Landlord's broker, and a cooperating broker's commission shall be payable by Landlord's broker to Tenant's broker pursuant to a separate agreement between Landlord's broker and Tenant's broker.

     Tenant agrees to indemnify and hold harmless Landlord from and against any and all cost, expense, or liability (including without limitation, reasonable attorneys' fees and disbursements) for commissions or other compensation and charges claimed by any broker or agent with respect to this Lease other than the brokers identified in Article 1 on account of Tenant's acts. Landlord agrees to indemnify and hold harmless Tenant from and against any and all cost, expense, or liability (including without limitation, reasonable attorneys' fees and disbursements) for commissions or other compensation and charges claimed by any broker or agent with respect to this Lease other than the brokers identified in
Article 1 on account of Landlord's acts.

     Section 23.7. Severability. The invalidity or unenforceability of any
                   ------------
provision of this Lease shall not affect or impair the validity of any other provision.

     Section 23.8. Force Majeure. In the event either party shall be delayed or
                   -------------
hindered in or prevented from the performance of any act required under this Lease, other than the payment of money, by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party obligated to perform the act, in performing work or doing acts required under the terms of this Lease, then performance of such act shall be extended for a period equivalent to the period of such delay.

     Section 23.9. Definition of Landlord. As used in this Lease, the term
                   ----------------------
"Landlord" shall mean only the owner, or the mortgagee in possession, for the time being, of the Building or the owner of a lease of the Building, but excluding the Land; so that in the event of any sale of the Building or of the Building excluding the Land, any sale of such lease, or in the event of a lease of the Building, or of the Building excluding the Land, said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of landlord under this Lease which are to be performed or observed subsequent to any such transaction, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and any such purchaser or lessee, that such purchaser or lessee has assumed and agreed to perform and observe any and all covenants and obligations of Landlord under this Lease.

     Section 23.10. No Option. The submission of this Lease for examination or
                    ---------
execution does not constitute a reservation of or option for the Leased Premises, and this Lease becomes effective as a lease only upon execution and delivery of it by Landlord and Tenant.

     Section 23.11. Exculpatory Clause. All separate and personal liability of
                    ------------------
Landlord or any officer or partner of Landlord, of every kind or nature, if any, is waived by Tenant, and by every person now or later claiming by, through or under Tenant; and Tenant shall look solely to the Building for the payment of any claim against Landlord.

     Section 23.12. Attorneys' Fees. Notwithstanding any provision of this Lease
                    ---------------
to the contrary, in the event of any litigation arising under this Lease, the prevailing party shall be awarded of its reasonable attorneys' fees and disbursements.

     Section 23.13. No Recording. Tenant shall not record this Lease, or any
                    ------------
portion or any reference to it or any estoppel certificate executed by Landlord or Tenant. In the event Tenant records this Lease, or permits or causes this Lease, or any portion of it or reference to it to be recorded, this Lease shall terminate at Landlord's option or Landlord may declare a default under this Lease and pursue any and all of its remedies provided in this Lease.

                                 LANDLORD:

                                 938 BANNOCK, LLC

                                 By: BRUCE BERGER REALTY, INC. AS IT'S MANAGER


                                 By: /s/ Bruce Berger
                                    ----------------------------------------
                                            Bruce Berger, President

                                 TENANT:
                                 INFLOW, INC., a Delaware corporation

                                            /s/ Arthur H. Zeile
                                 -------------------------------------------
                                 Name:  Arthur H. Zeile
                                      --------------------------------------
                                 Title: President & C.E.O.
                                       -------------------------------------

                     RIDER TO BANNOCK CENTER OFFICE BUILDING
                                 LEASE AGREEMENT
                           BETWEEN 938 BANNOCK, LLC
                                      AND
                                  INFLOW, INC.

This Rider supplements and is a part of the foregoing Bannock Center Office Building Lease Agreement between 938 Bannock, LLC as Landlord and INFLOW, INC., as Tenant, relating to those specific premises more fully described in the Lease.

Any undefined capitalized term in this Rider has the same meaning as set forth in the Lease, unless the context indicates otherwise.

In the event of any conflict between the provisions of this Rider and the other portions of the Lease, the terms of this Rider will govern the agreement of the parties.

The Lease is supplemented as follows:

ARTICLE 24 RIGHT OF OFFER. Landlord hereby grants to Tenant, after the initial lease-up of the Building (provided such Building is fully leased within nine months after the Commencement Date, and if the Building is not fully leased within such nine-month period, the right to offer shall nonetheless apply) the right to offer to lease any office space in the Building as such space is vacated by the current tenant (either at the end of its term or after termination of its lease) and available for lease to the general public (the "Offer Space"). Tenant shall have such right with respect to the Offer Space on the following basis:

A. Landlord agrees to notify Tenant prior to the expiration of the then existing lease term for the Offer Space, or vacation thereof, that the same will be available for leasing by Tenant. Tenant shall have ten (10) days after receipt of any such notice within which to notify Landlord if Tenant desires to lease the Offer Space, or the portion so offered, for the balance of Tenant's Lease Term hereunder. If Tenant does not so notify Landlord within the ten (10) day period, it shall be conclusively deemed that Tenant does not desire to lease such space, Landlord shall be free to lease the Offer Space to anyone whom it desires, Landlord shall have no obligation to ever offer the Offer Space to Tenant for lease again, Tenant's rights under the right of offer granted hereunder shall terminate and Tenant shall have no further rights with respect to such space.

B. If Tenant elects to add all of the Offer Space to its Lease, such Offer Space shall be added upon the terms and conditions and at a rental rate comparable to those on which Landlord would lease the Offer Space, if it became available for leasing in the Building as of the time Tenant's occupancy thereof would commence but in no event shall the rental rate be less than the rent which Tenant is then paying. Such terms and conditions may include, among other things, escalations, pass-throughs and other matters then included in Landlord's standard lease form for the Building which it uses for the leasing of space to third parties. If Landlord and Tenant cannot agree, in writing, on the terms, conditions and rental rate for the Offer Space within ten days after Tenant notifies Landlord of its intent to exercise its right of first offer, then it shall be conclusively deemed that Tenant does not desire to lease such space, Landlord shall be free to lease the Offer Space to anyone whom it desires, Landlord shall have no obligation to ever offer the Offer Space to Tenant for lease again, Tenant's rights under the right of offer granted hereunder shall terminate and Tenant shall have no further rights with respect to such space.

C. The right of offer herein granted shall continue only so long as there have been no defaults hereunder by Tenant and only so long as there are at least sixty (60) months remaining on the initial Term. However, if there is less than sixty (60) months remaining on the initial Term, Tenant may only exercise the right of first offer granted herein by extending the Term to expire at least five (5) years from the date Tenant actually takes occupancy of the Offer Space. In the event of an assignment of the Lease or a subletting or vacation of more than 25% of the Premises, Tenant's rights under this Paragraph are null and void. Notwithstanding the foregoing, this right granted in this Section is personal to Tenant, is not assignable and may not be exercised by any sublessee or assignee of Tenant, regardless of whether the sublessee or assignee has been approved by Landlord.


ARTICLE 25 TERMINATION RIGHT. Tenant may elect to terminate this Lease ("Termination Option") effective as of the sixtieth month of the initial lease Term (the "Early Termination Date"), by giving Landlord written notice ("Tenant's Notice") on or before the date that is two hundred seventy days prior to the Early Termination Date (the "Required Notice Date") provided that: (1) on or before the Early Termination Date, Tenant has paid Landlord all amounts due and owing under the Lease through the Early Termination Date; and (2) Tenant pays to Landlord concurrently with Tenant's Notice a termination fee equal to the unamortized portion of Landlord's Costs calculated by amortizing Landlord's Costs over the initial Term on a daily basis, in equal monthly installments. "Landlord's Costs" means Landlord's costs related to this Lease, including, but not limited to:$263,325 for leasehold improvements costs (the tenant improvement allowance), $7,500 for legal costs, and $105,330 for leasing commissions. Tenant's right to exercise the Termination Option is conditioned on Tenant not being in default at the time of exercise of the Termination Option or on the Early Termination Date. If the Termination Option is timely exercised, Tenant will deliver possession of the Premises to Landlord on the Early Termination Date in accordance with the terms of the Lease and all other terms and provisions will apply as if the Lease had expired according to its terms, including Tenant's obligation for payment of any Additional Rent attributable to periods prior to the Early Termination Date at such time as such obligation is determined, If Tenant fails to timely give notice, Tenant will be deemed to have waived its right to terminate under this Paragraph. Tenant's right to terminate the Lease pursuant to this Paragraph is personal to Tenant and may not be assigned except to an entity for which Landlord's consent to the assignment is not required pursuant to Section 14.1 of the Lease.

ARTICLE 26 SECURITY DEPOSIT / LETTER OF CREDIT. Tenant shall provide to Landlord, within five (5) days after mutual execution hereof, a clean, unconditional, irrevocable letter of credit from Silicon Valley Bank or other lending institution reasonably acceptable to Landlord in the form attached hereto as Exhibit F (the "Letter of Credit") as a guaranty and security for the performance of Tenant's obligations under this Lease on the following terms and conditions:

     A. It is understood and agreed that the Letter of Credit, as renewed or substituted annually, prior to its stated expiration, in the same form as attached hereto, shall be kept in effect from the date of execution of this Lease the date that is seven years from the date the Letter of Credit is initially issued in favor of Landlord (the "LC Termination Date"). The initial Letter of Credit shall be in the amount of $300,000.00 (the "LC Maximum"). Tenant shall have the right at any time to replace the Letter of Credit with a cash Security Deposit in the amount of the then-current balance under the Letter of Credit. On the first day of each Lease Year after the first Lease Year if the Letter of Credit has not been presented for payment in accordance with this paragraph, the LC Maximum shall be reduced by $42,850.00. If the foregoing reductions are not accomplished automatically pursuant to the terms of the Initial Letter of Credit, Tenant shall present Landlord with an extension or renewal of the initial Letter of Credit, or a substitute Letter of Credit in the same form as Exhibit F in the amount of the then applicable LC Maximum, no later than thirty (30) business days prior to the expiration date of such initial (or any renewal or substituted) Letter of Credit, from a lending institution subject to Landlord's reasonable approval; such extension, renewal or substitute Letter of Credit shall be effective no later than the day prior to the expiration of the initial Letter of Credit (or any then applicable replacement thereof). Landlord shall cooperate with Tenant in coordinating any such renewal, extension or substitution, If the issuing bank notifies Landlord of its intention not to renew the Letter of Credit, Landlord shall so notify Tenant, and Landlord shall thereafter have the immediate right to draw the entire balance of the Letter of Credit which amounts will be held as a Security Deposit under this Lease. Thereafter, and provided Tenant is not in default hereunder, Tenant shall have the right to replace the amounts drawn under the Letter of Credit and held as a Security Deposit, with a replacement Letter of Credit on the terms set forth herein, and within five (5) business days of receipt of a conforming replacement Letter of Credit, Landlord will return the funds held as a Security Deposit to Tenant. Tenant agrees that if an Event of Default by Tenant (as defined in Paragraph 16), or if a replace of substitute Letter of Credit has not been presented as required herein, Landlord, without further notice, shall have a right to present the Letter of Credit (or the renewal, extension or substitute) for payment and draw thereunder amounts Landlord expects to be necessary to cure the default, with amounts received to be held and applied in accordance with subparagraph B below. Any amounts drawn and not applied to cure a default shall be held as a Security Deposit pursuant to Section 3.4. Any failure of Tenant to provide Landlord with an extension, renewal or substitute Letter of Credit as required hereunder, shall be deemed an Event of Default under the Lease and Landlord shall have a right to present the Letter of Credit in accordance with the foregoing provision. If the Letter of Credit has not been presented for payment in accordance with this paragraph on or before the LC Termination Date, Landlord shall return the Letter of Credit to Tenant within ten (10) business days after the LC Termination Date (or after a termination of this Lease except as a result of Tenant's default). The Letter of Credit shall be transferable and assignable to any person or entity who or which is the successor or assignee of Landlord's interest under the Lease and Tenant shall cooperate in effecting any such transfer or assignment from time to time, including obtaining a substitute Letter of Credit (at Tenant's cost and expense for the first such assignment and at Landlord's cost thereafter), if the existing Letter of Credit is not capable of further transfer or assignment. Landlord shall give written notice to Tenant of transfer of Landlord's interest resulting in transfer of the Letter of Credit. Landlord shall deliver the then current effective Letter of Credit to Tenant upon receipt of any conforming renewal or substitute Letter of Credit provided in accordance with this Paragraph and cooperate with the issuing bank to effect the release of such then current effective Letter of Credit.

     B. If an Event of Default occurs or this Lease is terminated pursuant to Paragraph 16, then in addition to any other rights or remedies Landlord may have pursuant to this Lease or applicable law, Landlord may use and apply or retain all or any portion of the amounts received under the Letter of Credit, if any, for the costs Landlord incurred related to this Lease. By the later of thirty
(30) days following the later of the expiration of the Lease or Tenant's vacation of the Premises, any amounts drawn upon the Letter of Credit that are not applied for payment of amounts in accordance with the foregoing provision shall be returned to Tenant, without payment of interest. Landlord and Tenant agree that the annual fees charged by the lending institution issuing the Letter of Credit (or any renewal, extension, or substitute therefor) shall be paid by Tenant.

     ARTICLE 27 ROOF RIGHTS. Tenant shall have the right install, at Tenant's sole cost and expense, satellite dishes, antennas or other telecommunications equipment on an approximately 200 square foot portion of the roof of the Building. Tenant's rights under this Section 27 are expressly contingent upon:
(i) Tenant makes the requisite submittals to Landlord required under Section 7.2 of this Lease; (ii) Tenant complies with any and all requirements of and obtains any requisite approvals from any governmental or quasi-governmental authority with jurisdiction over the Building; (iii) the height of the satellite antenna shall not exceed four feet from the roof; (iv) Landlord may require, in its sole and absolute discretion, that the satellite antenna be screened from view. The size, location, method of installation and all other matters in connection with the satellite antenna are subject to Landlord's prior written consent which will not be unreasonably withheld.

     ARTICLE 28 OPTION TO EXTEND. As additional consideration for the covenants of Tenant hereunder, Landlord hereby grants unto Tenant an option (the "Option") to extend the term of the Lease for one (1) additional term of five (5) years (the "Option Term"). The Option shall apply only to the original space leased hereunder and any Offer Space thereafter leased by Tenant and shall be on the following terms and conditions:

     A. Written notice of Tenant's interest in exercising the Option shall be given to Landlord no earlier than twelve (12) months and no later than nine (9) months prior to the expiration of the initial Term ("Tenant's Notice"). Not later than thirty (30) days after receiving Tenant's Notice, Landlord shall give to Tenant notice of the terms, conditions and rental rate applicable during the Option Term, in accordance with subparagraph E below ("Landlord's Notice").

     B. Tenant shall have fifteen (15) days following Tenant's receipt of Landlord's Notice within which to exercise the Option by delivering written notice of such exercise to Landlord under the exact terms, conditions and rental rate set forth in Landlord's Notice, If Tenant timely exercises the Option, the Lease shall be deemed extended and thereafter the parties shall execute an amendment to the Lease setting forth the terms of the extension.

     C. Unless Landlord is timely notified by Tenant in accordance with subparagraphs A and B above, it shall be conclusively deemed that Tenant does not desire to exercise the Option, and the Lease shall expire in accordance with its terms, at the end of the initial Lease Term.

     D. Tenant's right to exercise its Option shall be conditioned on: (i) Tenant not being in default under the Lease at the time of exercise of the Option or at the time of the commencement of the Option Term; and (ii) Tenant not having subleased more than twenty-five percent (25%) of the Premises or assigned its interest under the Lease as of the commencement of the Option Term or having vacated more than twenty-five percent (25%) of the Premises.

     E. The Option granted hereunder shall be upon the terms and conditions contained in the Lease except that there shall be no further option to extend the term of the Lease beyond the Option Term and except that the rental to be paid by Tenant to Landlord during the Option Term shall be the rate which Landlord would quote to third parties for space comparable to the Premises if it were to become available for leasing, for a lease term scheduled to commence at the time of commencement of the Option Term, but in no event shall the rental rate be less than the rent which Tenant is paying immediately prior to the commencement of the Option Term. Such rental rate may include escalations and pass-throughs.

     F. After exercise of the Option above described, there shall be no further rights on the part of Tenant to extend the term of the Lease.

ARTICLE 29 STORAGE SPACE. As of the Commencement Date, Tenant has the right to use approximately 2,700 square feet, but no more then 3,000 sq ft storage space located on the South east side of the Mezzanine level of the Building as depicted on Exhibit A attached hereto. Tenant will not pay any Fixed Rent for the storage space. Tenant accepts the storage space in its "as is" condition. If Tenant elects to utilize the storage space, Tenant shall be solely responsible to partition the storage space and to build out the storage space in compliance with all applicable laws, rules, regulations and codes. Landlord will provide lighting and access to the storage space at all times, and Landlord shall provide no other services, maintenance, repair, or utilities. Landlord may utilize any portion of the storage space to provide HVAC duct work servicing any tenant of the Building. Except those portions of the storage space utilized by Landlord, Tenant shall be fully responsible for all security, maintenance and repair to the storage area. The use of the storage space shall be at Tenant's sole risk and Landlord assumes no responsibility or liability for any damage or loss to property located in the storage space or injury to persons while in the storage space. Except to the extent terms and provisions of the Lease are specifically inapplicable by their nature to the storage space, all terms and provisions of the Lease shall apply thereto. Storage space shall be used strictly for storage.

ARTICLE 30 PROHIBITED USE. During the Primary Lease Term and any extension thereof, and until such time as (a) there is an Event of Default by Tenant, (b) Tenant has ceased operations in the Premises, or (c) this Lease is terminated or otherwise expires according to its terms, Landlord covenants that it will not hereafter lease space in the Building to a tenant who provides or intends to provide drug or alcohol rehabilitation services or to a medical clinic whose services are inconsistent with a professional business environment as reasonably determined by Landlord in consultation with Tenant.

ARTICLE 31 SECURITY TO THE PREMISES. Tenant shall have the right to install, at Tenant's sole cost and expense, a security system for the Leased Premises with non-standard locks and other access controls provided Tenant complies with the following express contingencies: (i) Tenant makes the requisite submittals to Landlord required under Section 7.2 of this Lease; and (ii) Tenant complies with any and all requirements of and obtains any requisite approvals from any governmental or quasi-governmental authority with jurisdiction over the Building. The size, location, method of installation and all other matters in connection with the security system are subject to Landlord's prior written consent which will not be unreasonably withheld. Notwithstanding the foregoing to the contrary, Tenant must insure that Landlord has the full access to the Premises at all times pursuant to Section 12.1 of the Lease.

ARTICLE 32 SUPPLEMENTAL SYSTEMS. Tenant shall have the right install, at Tenant's sole cost and expense, supplemental systems to support its network operation center including, without limitation, the following: (A) Tenant shall have the right to do any of the following with respect to the fire suppression system: (i) convert the present system within the Leased Premises to a dry-pipe, pre-action system or to Install such a system; (ii) install a gas fire suppression system in the Leased Premises; provided such system does not adversely impact the structural integrity of the Building, including but not limited to floor load guidelines, and or (iii) install any other fire suppression system; provided, however, that such system must be able to be disconnected from the Building system without necessitating a rewiring or reworking of any Building system; (B) Tenant shall have the right to install and maintain an uniterruptible power supply and its associated batteries, at Tenant's option either within the Leased Premises, in the storage space, or at an alternate location reasonably acceptable to both Landlord and Tenant and to integrate the Building power into such system; provided, however, that such system must be able to be disconnected from the Building system without necessitating a rewiring or reworking of any Building system and such system does not adversely impact the structural integrity of the Building, including but not limited to floor load guidelines; (C) Tenant shall have the right to install and maintain a power generator outside the Leased Premises at a location reasonably acceptable to both Landlord and Tenant and to integrate the Building power into such generator; provided, however, that such generator must be able to be disconnected from the Building power without necessitating a rewiring or reworking of any Building system; (D) Tenant shall have the right to install, maintain, repair and replace from time to time supplementary air conditioning equipment in the Leased Premises or at a location reasonably acceptable to both Landlord and Tenant; provided, however, that such system must be able to be disconnected from the Building system without necessitating a rewiring or reworking of any Building system and such system does not adversely impact the structural integrity of the Building, including but not limited to floor load guidelines; and (E) Tenant shall have the right to vent the air conditioning equipment through the roof of the Building and to discard air conditioning condensate into Building wastewater lines. Landlord hereby grants to Tenant a license during the Term of the Lease at no additional cost to extend fiber optic or other telecommunication cable to the Building utilizing the existing electrical chasers and the existing floor sleeves, and riser space in connection with such cable to support Tenant's network operation center; provided Tenant carries out such installation in compliance with all applicable laws, rules and regulations of governmental and quasi-governmental authorities with jurisdiction over the Building, Tenant replaces all fire stopping disturbed in connection with its extension of fiber optic or other telecommunication cable, and Tenant strictly complies with the express conditions set forth below. In connection with the supplemental systems noted herein, Tenant shall comply with the following express conditions: (a) Tenant shall make the requisite submittals to Landlord required under Section 7.2 of this Lease; (b) Tenant must satisfy any and all requirements of and obtain any requisite approvals from any governmental or quasi-governmental authority with jurisdiction over the Building with respect to the supplemental systems; (c) Landlord may require, in its sole and absolute discretion, that any of the supplemental systems be screened from view; and (d) Tenant shall pay, within ten (10) days after receipt of an invoice therefore, any engineering costs incurred by Landlord to review any submittals required of Tenant in connection with its supplemental systems. The type, size, location, method of installation and all other matters in connection with the supplemental systems are subject to Landlord's prior written consent which consent will not be unreasonably withheld. As a part of Landlord's Work, Landlord shall Install a shut off valve on the existing wet sprinkler system in case Tenant elects to install a dry system in the future pursuant to the terms of the Lease. Landlord will deduct Three Hundred Dollars ($300) from the Finish Allowance with respect to such installation.

ARTICLE 33 MODIFICATIONS OF RULES AND REGULATIONS. Notwithstanding anything to the contrary in the Rules and Regulations, (i) Tenant shall have the right to order beverages, food and other items for consumption in the Leased Premises from any vendor; (ii) Landlord shall provide garbage receptacles for the Building which Tenant shall be permitted to use; and (iii) Tenant shall have the right to locate beverage and vending machines in the Leased Premises.

ARTICLE 34 PENTHOUSE SPACE. As of the Commencement Date, Tenant has the right to use the penthouse space located above the third floor at the north end of the Building. Tenant will not pay any Fixed Rent for the penthouse space. Tenant accepts the penthouse space in its "as Is" condition. Tenant shall be solely responsible for compliance with all applicable laws, rules, regulations and codes with respect to its use of the penthouse space. Landlord will not provide or guaranty any access, services, maintenance, repair, or utilities to the penthouse space. Landlord will have no responsibility for security, maintenance and repair of the penthouse space. The use of the penthouse space shall be at Tenant's sole risk and Landlord assumes no responsibility or liability for any damage or loss to property located in the penthouse space or injury to persons while in the penthouse space. Except to the extent terms and provisions of the Lease are specifically inapplicable by their nature to the penthouse space, all terms and provisions of the Lease shall apply thereto.

                                   EXHIBIT A

                          PLAN SHOWING TENANT'S SPACE
                          ---------------------------

                                   [DIAGRAM]

                                    EXHIBIT B

                                   WORK LETTER
                                   -----------


RE: Lease dated as of September 8,1999, by and between 938 Bannock, LLC ("Landlord") and INFLOW, INC. ("Tenant") (the "Lease"), pertaining to those specific Leased Premises more specifically described in the Lease (the "Leased Premises")

Ladies and Gentlemen:

Concurrently herewith, you, as Tenant, and the undersigned, as Landlord, have executed the referenced Lease, which provisions of said Lease are herein incorporated by reference as if fully set forth herein. (Initially capitalized terms not otherwise defined have the same meaning as in the Lease.) In consideration of the execution of the Lease, Landlord has agreed to complete certain improvements in the Leased Premises and Tenant and Landlord agree as follows:

1. Landlord, at its sole cost and expense, shall remodel the Building in a good and workmanlike manner and substantially in accordance with plans which have been delivered to Tenant listed on Exhibit B-I, receipt of which is hereby acknowledged by the Tenant ("Landlord's Work"). In addition to the foregoing, Landlord's Work shall include the following items:

 . Landlord agrees to prepare the third floors of the north and south buildings for Tenant's finish flooring materials, in accordance with reasonable industry standards.

 . Landlord agrees to finish the perimeter walls on the third floor in accordance with the plans attached on Schedule B-1 as modified by the supplemental drawings attached thereto.

 . Landlord agrees to repair existing roof to ensure that it is in good working order.

 . Landlord will provide a fire protection system per plans attached as Exhibit B-1.

 . Landlord will furr out over existing conditions the north and west perimeter walls of the second floor north building in accordance with the plans attached on Schedule B-1 as modified by the supplemental drawings attached thereto.

 . Landlord will furr out over existing conditions the south wall of the second floor north building to the height of the existing materials in accordance with the plans attached on Schedule B-1 as modified by the supplemental drawings attached thereto.

 . Landlord to install a partition in the abandoned north stairwell landing.

 . Landlord to prepare for Tenant's finish flooring material on the second floor of the north building in accordance with reasonable industry standards.


Landlord shall perform Landlord's Work in compliance with all applicable laws, rules, regulations and codes. Landlord shall give notice to Tenant of completion of Landlord's Work (which may be satisfied by delivering the certificate required by Article 2 of the Lease). Landlord shall use reasonable efforts to cause the Landlord's Work to be completed on or before the Scheduled Completion Date of Landlord's Work, as stated in Article 1 of the Lease. Upon completion of Landlord's Work and completion of any punch list items listed in a written agreement signed by Tenant and Landlord, Landlord shall have no further obligation for the improvements to the Leased Premises.

2. Tenant will complete improvements in the Leased Premises ("Tenant's Work") in accordance with construction documents which shall include all architectural, mechanical, and electrical working drawings to be provided to Landlord (the "Working Drawings"). Tenant shall perform Tenant's Work in compliance with all applicable laws, rules, regulations and codes. All plans and Working Drawings shall be subject to Landlord's reasonable approval, which approval shall not be unreasonably withheld, and Tenant's Work shall be completed in accordance with
Article 7 of the Lease. Tenant acknowledges that Landlord has disclosed to Tenant that the Leased Premises contains lead-based paint and that Tenant, as a part of Tenant's Work, must address the lead-based paint in compliance with all applicable laws. Tenant acknowledges that Landlord has no responsibility or liability with respect to the lead-based paint in the Premises.

3. All costs related to the Tenant's Work, including, but not limited to, design fees, costs of preparation of the Working Drawings, and costs of materials and construction, but specifically excluding costs incurred due to Tenant Delay, are considered "Tenant Work Costs." Landlord will pay the Tenant Work Costs up to a maximum of $15.00 per rentable square foot in the Leased Premises as reflected in Article 1 (the "Finish Allowance"). Tenant shall be responsible for the direct payment of all Tenant Work Costs. The Finish Allowance will be paid by the Landlord to the Tenant in three payments: 25% of the Finish Allowance will be paid by Landlord upon Tenant's commencement of the Tenant Work within the Premises; 25% of the Finish Allowance will be paid upon 50% completion of Tenant's Work (as certified by Tenant's architect); and the balance of the Finish Allowance will be paid upon (i) completion of Tenant's Work and Tenant's occupancy of the Premises, (ii) receipt of paid invoices from Tenant evidencing the applicable construction, along with appropriate lien waivers from Tenant's general contractor and any subcontractors involved In Tenant's Work, substantially in a form reasonably acceptable to Landlord, and (iii) obtaining a certificate of occupancy. Tenant agrees to not occupy the Leased Premises prior to the receipt of a certificate of occupancy. In addition to the Finish Allowance, Landlord will pay to Tenant within five (5) days after mutual execution of this Lease, $.10 per rentable square foot in the Leased Premises as reflected in Article 1 toward the cost of a preliminary space plan for the Leased Premises prepared by B2/SJ.

           Please sign and return this letter and all accompanying copies of it to indicate your approval of the terms of this agreement.

                                  Very truly yours,

                                  938 BANNOCK, LLC

                                  By: BRUCE BERGER REALTY, INC. AS IT'S MANAGER
                                     ------------------------------------------


                                  By:             /s/ Bruce Berger
                                     ------------------------------------------
                                               Bruce Berger, President

CONFIRMED AND AGREED:

INFLOW, INC., a Delaware corporation

By: /s/ Arthur H. Zeile
   ----------------------------------
   (Printed Name)  Arthur H. Zeile
                 ---------------------------
   (Title)  President & C.E.O.
          ---------------------------

                                   EXHIBIT B-1



                        938 BANNOCK CONSTRUCTION DRAWINGS

DRAWING        DESCRIPTION                                               ORIGINAL DATE        REVISION DATE
AO.1           Cover Sheet, Project & Code Data                          6/14/99              8/20/99

D1.0           Basement Demolition Plan                                  6/14/99              8/20/99
D1.1           First Floor Demolition Plan                               6/14/99              8/20/99
D1.2           Second Floor Demolition Plan                              6/14/99              8/20/99
D1.3           Third Floor Demolition Plan                               6/14/99              8/20/99
D1.4           Roof Demolition Plan                                      6/14/99              8/20/99

A2.0           Basement Plan                                             6/14/99              8/20/99
A2.1           First Floor Plan                                          6/14/99              8/20/99
A2.2           Second Floor Plan                                         6/14/99              8/20/99
A2.3           Third Floor Plan                                          6/14/99              8/20/99
A2.4           Roof Plan                                                 6/14/99              8/20/99
A2.5           Enlarged Floor & Reflected Ceiling Plans, Details         6/14/99              8/20/99
A2.6           Enlarged Floor Plans & Details                            6/14/99              8/20/99
A4.1           Demolition Elevation, New Elevation                       6/14/99              8/20/99
A5.1           Wall Sections, details                                    6/14/99              8/20/99
A8.1           Door and Window Schedule                                  6/14/99              8/20/99

S1.0           General Notes                                             6/14/99              8/20/99
S2.1           First Floor Framing Plan                                  6/14/99              8/20/99
S2.2           Second Floor Framing Plan                                 6/14/99              8/20/99
S2.3           Third Floor Framing Plan                                  6/14/99              8/20/99
S2.4           Roof Framing Plan                                         6/14/99              8/20/99

M1.0           Mechanical Legend, Schedules and Details                  6/14/99              8/20/99
M2.0           Basement Plan - New Work - HVAC                           6/14/99              8/20/99
M2.1           First Floor HVAC Plan                                     6/14/99              8/20/99
M2.2           Second Floor Plan - New Work HVAC                         6/14/99              8/20/99
M2.3           Third Floor Plan New Work - HVAC                          6/14/99              8/20/99
M2.4           Roof Plan New Work - HVAC                                 6/14/99              8/20/99

P1.0           Plumbing Schedules and Isometric                          6/14/99              8/20/99
P2.1           First Floor Plumbing Plan                                 6/14/99              8/20/99
P2.2           Second Floor Plumbing Plan                                6/14/99              8/20/99
P2.3           Third Floor Plumbing Plan                                 6/14/99              8/20/99
P2.4           Roof Plumbing Plan                                        6/14/99              8/20/99
P2.5           Riser Diagram "D"                                         6/14/99              8/9/99

E0.0           One-Line Diagram and Schedules                            6/14/99              8/11/99
E1.0           Conceptual Electrical Plan Basement                       6/14/99              8/13/99
E1.1           Conceptual Electrical Plan First Floor                    6/14/99              8/13/99
E1.2           Conceptual Electrical Plan Second Floor                   6/14/99              8/13/99
E1.3           Conceptual Electrical Plan Third Floor                    6/14/99              8/13/99
E1.4           Electrical Panels                                         6/14/99              n/a

               Frontier Fire Protection. Inc.:
               -------------------------------
Page 1         Basement Floor Sprinkler Plan                             8/19/99
Page 2         First Floor Sprinkler Plan                                8/19/99
Page 3         Second Floor Sprinkler Plan                               8/19/99
Page 4         Third Floor Sprinkler Plan                                8/19/99


Prepared 9/8/99

                                   [DIAGRAM]

                                   [DIAGRAM]

                                    EXHIBIT D

                              RULES AND REGULATIONS
                              ---------------------

1.   Security. Landlord may from time to time adopt appropriate systems and
     --------
     procedures for the security or safety of the Building, any persons occupying, using or entering thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto. Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Leased Premises. Tenant shall not add to or change existing locking mechanism on any door in or to the Leased Premises.

2.   Windows. Tenant shall observe Landlord's rules with respect to maintaining
     -------
     uniform coverings at all windows in the Leased Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers, or other materials on or at any window in the Leased Premises without Landlord's prior written consent. Tenant shall ensure that window coverings are closed on all windows in the Leased Premises while they are exposed to the direct rays of sun.

3.   Repairs, Maintenance, Alterations, and Improvements. Tenant shall carry out
     ---------------------------------------------------
     Tenant's repair, maintenance, alterations, and improvements in the Leased Premises only during times agreed to in advance by Landlord and In a manner which will not interfere with the rights of other tenants in the Building.

4.   Water Fixtures. Tenant shall not use water fixtures for any purpose for
     --------------
     which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid for by Tenant.

5.   Personal Use of Leased Premises. The Leased Premises shall not be used or
     -------------------------------
     permitted to be used for residential or lodging purposes or for the storage of personal effects or property not required for business purposes.

6.   Carpet Pads. In those portions of the Leased Premises where carpet has been
     -----------
     provided directly or indirectly by Landlord, Tenant shall, at its own expense, install and maintain pads to protect the carpet under all furniture having casters.

7.   Bicycles, Animals. Tenants shall not bring any animals or birds into the
     -----------------
     Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

8.   Deliveries. Tenant shall ensure that deliveries of materials and supplies
     ----------
     to the Leased Premises are made through such entrances, elevators, and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

9.   Furniture and equipment. Tenant shall ensure that furniture and equipment
     -----------------------
     being moved into or out of the Leased Premises is moved through such entrances, elevators, and corridors and at such time as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby.

10.  Solicitations. Landlord reserves the right to restrict or prohibit
     -------------
     canvassing, soliciting, or peddling in the Building.

11.  Food and Beverages. Only persons approved from time to time by Landlord may
     ------------------
     prepare, solicit orders for, sell, serve, or distribute food or beverages in the Building, or use the elevators, corridors, or common areas for any such purpose. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Leased Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sales, serving, or distribution of food or beverages (but the foregoing shall not prohibit a refrigerator, microwave oven, or coffee machines solely for the use by Tenant's employees).

12.  Refuse. Tenant shall place all refuse in proper receptacles provided by
     ------
     Tenant at its expense in the Leased Premises or in receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwells, ducts, and shafts of the Building free of all refuse.

13.  Obstructions. Tenant shall not obstruct or place anything in or on the
     ------------
     sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells, or other common areas of the Building, or use such locations for any purpose except access to and exit from the premises, without Landlord's prior written consent. Landlord may remove at Tenant's expense, any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

14.  Dangerous or Immoral Activities. Tenant shall not make any use of the
     -------------------------------
     Leased Premises which involves the danger of injury to any person, nor shall the same be used for any immoral purpose.

15.  Proper Conduct. Tenant shall not conduct itself in any manner which is
     --------------
     inconsistent with the character of the Building as a first quality building or which will impair the comfort and convenience of other tenants in the Building.

16.  Definition of "Tenant". In these Rules and Regulations, "Tenant" includes
     ----------------------
     the employees, agents, invitees, and licensees or Tenant and others permitted by Tenant to use or occupy the Leased Premises.

17.  Noise. Tenant shall not make, or permit to be made, any unseemly or
     -----
     disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by use of any musical instrument, radio, television set, talking machines, unusual noise, whistling, singing, or in any other way. Tenant shall not throw anything out of the doors, windows, skylights, or down the passageways.

18.  No Smoking. No smoking is permitted in the Building Common Areas, including
     ----------
     without limitation the locker facilities, common conference rooms, vending areas, halls and lobbies.

                                    EXHIBIT E

                            [Intentionally Omitted]

                                    EXHIBIT F

                              FORM LETTER OF CREDIT

                        (Letterhead and Address of Bank)


Irrevocable Standby Letter of Credit No. _______________________



Date: ___________________________


Beneficiary:

938 Bannock LLC
do Bruce Berger Realty
960 Cherokee Street
Denver, CO 80204
attn: Mr. Bruce Berger

as "Landlord"

Applicant: INFLOW, Inc.
1860 Lincoln Street, Suite 305
Denver, Colorado 80295

Amount:  $300,000

Expiry Date:                  _______________________

Location:             At our counter in _____________________

Dear Sir/Madam:

We hereby establish our Irrevocable Standby Letter of Credit No. ___________ in your favor. Available by payment with _______________________ Bank, _____________________, Attention: of Beneficiary's draft at sight drawn on us, and accompanied by the following documents:

1. The original of this Letter of Credit and amendment, if any.
2. A signed and dated certification from the Beneficiary stating the following:
(a) "A Default (as defined in the Lease) has occurred by Inflow, Inc. under that certain Office Lease Agreement (the "Lease") between Inflow, Inc. ("Tenant") and 938 Bannock, LLC (the "Landlord") and Tenant has failed to cure its default after the expiration of any applicable cure period, and therefore, the undersigned is entitled to the amount set forth In the draft.

It is a condition of this Letter of Credit that it will be deemed automatically renewed without an amendment for a period of one (1) year from the present or each future expiration date unless at least thirty (30) days prior to such expiry date we notify you in writing sent by overnight mail that we elect not to renew this Letter of Credit for such additional period. In no event shall this Letter of Credit be automatically extended beyond _________________.

This Letter of Credit is transferrable by the issuing bank in whole but not in part and only once upon our receipt of the attached Exhibit "A" (Transfer Form) duly completed and executed by the beneficiary together with this original Letter of Credit and all amendments if any accompanying our transfer charges (i.e., 1/4 of 1 percent minimum USD 250.00).

The amount of this Letter of Credit shall be decreased on the following dates, provided that the available amount exceeds the following aggregate amount(s):

                           Effective Date:       Aggregate Amount(s)


All documents including the draft(s) must indicate the number and date of this credit.
Each draft presented hereunder must be accompanied by this original Letter of Credit for our endorsement thereon of the amount of such draft(s).

Documents must be sent to use via overnight courier (i.e., Federal Express, UPS, DHL or other express courier) at our address: ________________________________.

We hereby engage with drawers and/or bona fide holders that draft(s) drawn under and negotiated in conformance with the terms and conditions of the subject credit will be duly honored on presentation.

                                   EXHIBIT G

                           Depiction of Parking Area

                                   [DIAGRAM]